As filed with the Securities and Exchange Commission on December 16, 2011
Registration No. 2-80805
SEC File No. 811-3615

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. _____
Post-Effective Amendment No. 45 [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 49

Madison Mosaic Equity Trust
(Exact Name of Registrant as Specified in Charter)

550 Science Drive
Madison, Wisconsin 53711

Registrant’s Telephone Number: (800) 368-3195

Pamela M. Krill
General Counsel and Chief Legal Officer
Madison Mosaic Equity Trust
550 Science Drive
Madison, Wisconsin 53711
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[X] on February 15, 2012 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

Explanatory Note: This Post-Effective Amendment amends the prospectus for all of the Registrant’s funds (except the Madison Institutional Equity Option Fund (“MADOX”)), and the SAI for all of the Registrant’s funds. The prospectus for MADOX contained in Post-Effective Amendment No. 40 is not affected by this filing.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Subject to Completion, Dated December 16, 2011

PROSPECTUS
February 15, 2015

Madison Mosaic Equity Trust

Investor Fund
Ticker: Class Y – MINVX

Mid-Cap Fund
Ticker: Class Y – GTSGX • Class R6 – [ ]

Disciplined Equity Fund
Ticker: Class Y –MADEX • Class R6 – [ ]

Dividend Income Fund (formerly the Balanced Fund)
Ticker: Class Y – BHBFX

NorthRoad International Fund
Ticker: Class Y – NRIEX • Class R6 – [ ]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Madison Mosaic® Funds
www.mosaicfunds.com

TABLE OF CONTENTS

Fund Summaries
Investors Fund	1
Mid-Cap Fund	4
Disciplined Equity Fund	8
Dividend Income Fund	12
NorthRoad International Fund	16
Investment Objectives	20
Implementation of Investment Objectives
All Funds (Except NorthRoad International Fund)	20
NorthRoad International Fund	21
All Funds	21
Fund-Specific Strategies	21
Risks
All Funds	22
Fund-Specific Risks	23
Portfolio Holdings	24
Management
Investment Adviser	24
Subadviser (NorthRoad International Fund)	25
Compensation	26
Marketing/Distribution Arrangements	26
Shareholder Information
Availability of Share Classes	27
How to Contact Us	27
How to Open a New Account	27
Purchasing Shares in a New Account	28
How to Purchase Additional Shares	28
How to Redeem Shares	29
How to Close an Account	30
General Policies	30
Additional Shareholder Services	33
Distributions and Taxes	34
Financial Highlights	35

i

FUND SUMMARY: INVESTORS FUND

Investment Objectives/Goals
The investment objective of the Investors Fund is to seek long-term growth.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Investors Fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum sales charge (load)	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fee	0.75%
Distribution (12b-1) fees	None
Other expenses	0.35%
Total annual fund operating expenses	1.10%
Less: Fee waivers and/or expense reimbursements	(0.11%)
Net expenses[1]	0.99%

[1] Effective February 6, 2009, the Fund’s total annual fund operating expenses were capped at 0.99%. This fee cap will expire on April 30, 2012, unless renewed.

Example:
This example is intended to help you compare the cost of investing in the Investors Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Investors Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y	$101	$339	$597	$1,337

Portfolio Turnover
The Investors Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Investors Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies
The Investors Fund seeks to achieve its investment objective by investing primarily in the common stock of established high-quality, growth companies. The Fund may also invest up to 25% of its assets in foreign securities (including American Depository Receipts). To the extent invested in common stocks, the Fund generally invests in only 25-40 companies at any given time. This reflects the adviser’s belief that your money should be in the adviser’s top investment ideas, and that focusing on the adviser’s best investment ideas is the best way to achieve the Fund’s investment objectives.

In addition, the adviser selects companies that it believes show steady, sustainable growth and reasonable valuation, rather than “hot” stocks or “trendy” growth companies. The adviser will invest in the stocks of issuers that it believes have a blend of both value and growth potential: what the adviser calls “GARP” or “growth at a reasonable price.” By pursuing this strategy, the adviser believes the Fund’s portfolio performance will reflect the adviser’s general “Participate and Protect®” investment philosophy. The adviser’s expectation is that investors in the Fund will participate in market appreciation during bull markets and be protected during bear markets compared with investors in portfolios holding more speculative and volatile securities.

Principal Risks

Market Risk.   The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Capital Gain Realization Risks to Taxpaying Shareholders.   Because of the focused nature of the Fund’s portfolio, the Fund is susceptible to capital gain realization. In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.

Growth and Value Risks.   Stocks with growth characteristics can have sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the Fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.

Foreign Security Risk.   Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Risk/Return Bar Chart and Performance Table
The bar chart and table below demonstrate the variability of the Investors Fund’s returns by showing changes in the Fund’s performance from year to year over a 10-year period. This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index. Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Investors Fund Calendar Year Returns for Class Y Shares

Highest/lowest quarterly results during the period shown in the bar chart were:

Highest: 20.90% (quarter ended 6-30-09)	Lowest: -23.86% (quarter ended 12-31-08)

Investors Fund Average Annual Total Returns (for the period ended December 31, 2010)
	One Year	Five Years	Ten Years
Class Y Shares
– Return before taxes	10.44%	2.73%	2.06%
– Return after taxes on distributions	10.35%	1.95%	1.44%
– Return after taxes on distributions and sale of fund shares	6.91%	2.28%	1.68%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Updated performance information current to the most recent month-end is available by calling shareholder services at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

Management

Investment Adviser.   The investment adviser to the Investors Fund is Madison Investment Advisors, LLC (“Madison”).

Portfolio Managers.   Jay Sekelsky (Executive Director and Chief Investment Officer) and Dave Halford (Vice President) co-manage the Investors Fund. Mr. Sekelsky has served in this capacity since February 1990 and Mr. Halford has served in this capacity since May 2010.

Purchase and Sale of Fund Shares
The minimum investment to establish an account is $1,000 for a regular account, $500 for an IRA account and $100 for an Education Savings Account with automatic monthly investments of at least $100. The minimum to add to an account is $50. The Fund may waive the minimum initial investment for accounts opened through institutional relationships like “wrap account” programs.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.

Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and will also generally be considered taxable income at the state and local level as well.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY: MID-CAP FUND

Investment Objectives/Goals
The investment objective of the Mid-Cap Fund is to seek long-term growth.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y	Class R6
Maximum sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y	Class R6
Management fee	0.75%	0.75%
Distribution (12b-1) fees	None	None
Other expenses	0.50%	0.02%
Total annual fund operating expenses	1.25%	0.77%

Example:
This example is intended to help you compare the cost of investing in the Mid-Cap Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Mid-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y	$127	$397	$686	$1,511
Class R6	$79	$246	$428	$954

Portfolio Turnover
The Mid-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Mid-Cap Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies
The Mid-Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the common stock of mid-sized companies. For this purpose, a “mid-sized company” is one with a market capitalization similar to those companies in the Russell Midcap® Index. The Fund may also invest up to 25% of its assets in foreign securities (including American Depository Receipts). To the extent invested in common stocks, the Fund generally invests in only 25-40 companies at any given time. This reflects the adviser’s belief that your money should be in the adviser’s top investment ideas, and that focusing on the adviser’s best investment ideas is the best way to achieve the Fund’s investment objectives.

In addition, the adviser selects companies that it believes show steady, sustainable growth and reasonable valuation, rather than “hot” stocks or “trendy” growth companies. The adviser will invest in the stocks of issuers that it believes have a blend of both value and growth potential: what the adviser calls “GARP” or “growth at a reasonable price.” By pursuing this strategy, the adviser believes the Fund’s portfolio performance will reflect the adviser’s general “Participate and Protect®” investment philosophy. The adviser’s expectation is that investors in the Fund will participate in market appreciation during bull markets and be protected during bear markets compared with investors in portfolios holding more speculative and volatile securities.

Principal Risks

Market Risk.   The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Capital Gain Realization Risks to Taxpaying Shareholders.   Because of the focused nature of the Fund’s portfolio, the Fund is susceptible to capital gain realization. In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.

Mid Cap Company Risk.   The smaller companies held by the Fund may have greater market risk than stocks of more established companies.

Growth and Value Risks.   Stocks with growth characteristics can have sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the Fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.

Foreign Security Risk.   Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Risk/Return Bar Chart and Performance Table
The bar chart and table below demonstrate the variability of the Mid-Cap Fund’s returns by showing changes in the Fund’s performance from year to year over a 10-year period. This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index. Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Class R6 shares incepted on February 15, 2012. Performance for Class R6 shares prior to inception is based on the performance of the Fund’s Class Y shares and has been restated to take into account the lower “Other Expenses” of the Class R6 shares.

Mid-Cap Fund Calendar Year Returns for Class Y Shares

Highest/lowest quarterly results during the period shown in the bar chart were:

Highest: 16.96% (quarter ended 6-30-09)	Lowest: -21.70% (quarter ended 12-31-08)

Mid-Cap Fund Average Annual Total Returns (for the period ended December 31, 2010)
	One Year	Five Years	Ten Years
Class Y Shares
– Return before taxes	21.15%	3.86%	6.43%
– Return after taxes on distributions	21.15%	2.98%	5.56%
– Return after taxes on distributions and sale of fund shares	13.75%	3.06%	5.33%
Class R6 Shares
– Return before taxes	??	??	??
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	25.48%	4.66%	6.54%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Updated performance information current to the most recent month-end is available by calling shareholder services at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

Management

Investment Adviser.   The investment adviser to the Mid-Cap Fund is Madison Investment Advisors, LLC (“Madison”).

Portfolio Managers.   Rich Eisinger (Managing Director and Vice President) and Matt Hayner (Vice President) co-manage the Mid-Cap Fund. Mr. Eisinger has served in this capacity since January 1998 and Mr. Hayner has served in this capacity since May 2010.

Purchase and Sale of Fund Shares

Class Y Shares.   The minimum investment to establish an account is $1,000 for a regular account, $500 for an IRA account and $100 for an Education Savings Account with automatic monthly investments of at least $100. The minimum to add to an account is $50. The Fund may waive the minimum initial investment for accounts opened through institutional relationships like “wrap account” programs.

Class R6 Shares.   Generally, Class R6 shares may only be purchased through participating retirement plans and the purchase minimums are set by the plan’s administrator or recordkeeper. In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R shares with a minimum investment of ___________.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. To purchase, redeem or exchange shares of the Fund in a participating retirement plan, please contact your plan administrator or recordkeeper.

Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and will also generally be considered taxable income at the state and local level as well.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY: DISCIPLINED EQUITY FUND

Investment Objectives/Goals
The investment objective of the Disciplined Equity Fund is to seek long-term growth.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Disciplined Equity Fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y	Class R6
Maximum sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y	Class R6
Management fee	0.75%	0.75%
Distribution (12b-1) fees	None	None
Other expenses	0.24%[1]	0.02%
Total annual fund operating expenses	0.99%	0.77%
Less: Fee waivers and/or expense reimbursements	(0.03%)[1]	N/A
Net expenses	0.96%	0.77%

[1] Under a separate services agreement, the Fund’s investment adviser provides or arranges for the Fund to have all operational support services needed by the Fund for a fee of 0.24% (annualized) for the first $100 million of net assets, and 0.20% (annualized) for net assets in excess of $100 million. For the first $100 million of net assets, the Fund’s investment adviser has contractually agreed to waive “other expenses” from 0.24% to 0.21% (annualized) until at least April 30, 2012.

Example:
This example is intended to help you compare the cost of investing in the Disciplined Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Disciplined Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y	$98	$312	$544	$1,212
Class R6	$79	$246	$428	$954

Portfolio Turnover
The Disciplined Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Disciplined Equity Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies
The Disciplined Equity Fund seeks to achieve its investment objective by diversifying its investments among common stocks in all equity market economic sectors, investing at least 80% of its assets in such securities. The Fund may also invest up to 25% of its assets in foreign securities (including American Depository Receipts). To the extent invested in common stocks, the Fund generally invests in 50-65 companies at any given time. This reflects the adviser’s belief that your money should be in the adviser’s top investment ideas, and that focusing on the adviser’s best investment ideas is the best way to achieve the Fund’s investment objectives.

In addition, the adviser selects companies that it believes show steady, sustainable growth and reasonable valuation, rather than “hot” stocks or “trendy” growth companies. The adviser will invest in the stocks of issuers that it believes have a blend of both value and growth potential: what the adviser calls “GARP” or “growth at a reasonable price.” By pursuing this strategy, the adviser believes the Fund’s portfolio performance will reflect the adviser’s general “Participate and Protect®” investment philosophy. The adviser’s expectation is that investors in the Fund will participate in market appreciation during bull markets and be protected during bear markets compared with investors in portfolios holding more speculative and volatile securities.

Principal Risks

Market Risk.   The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Capital Gain Realization Risks to Taxpaying Shareholders.   Because of the focused nature of the Fund’s portfolio, the Fund is susceptible to capital gain realization. In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.

Increased Trading Cost Risk.   The Fund may engage in short term trading to achieve its investment objective. Accordingly, the Fund may incur increased trading costs than other more passively managed funds.

Growth and Value Risks.   Stocks with growth characteristics can have sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the Fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.

Foreign Security Risk.   Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Risk/Return Bar Chart and Performance Table
The bar chart and table below demonstrate the variability of the Disciplined Equity Fund’s returns by showing changes in the Fund’s performance from year to year over a 10-year period. This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index. Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Class R6 shares incepted on February 15, 2012. Performance for Class R6 shares prior to inception is based on the performance of the Fund’s Class Y shares and has been restated to take into account the lower “Other Expenses” of the Class R6 shares.

Disciplined Equity Fund Calendar Year Returns for Class Y Shares

Highest/lowest quarterly results during the period shown in the bar chart were:

Highest: 20.05% (quarter ended 6-30-09)	Lowest: -22.17% (quarter ended 12-31-08)

Disciplined Equity Fund Average Annual Total Returns (for the period ended December 31, 2010)
	One Year	Five Years	Ten Years
Class Y Shares
– Return before taxes	9.58%	4.01%	2.13%
– Return after taxes on distributions	9.45%	3.21%	1.53%
– Return after taxes on distributions and sale of fund shares	6.39%	3.21%	1.61%
Class R6 Shares
– Return before taxes	??	??	??
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Updated performance information current to the most recent month-end is available by calling shareholder services at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

Management

Investment Adviser.   The investment adviser to the Disciplined Equity Fund is Madison Investment Advisors, LLC (“Madison”).

Portfolio Managers.   Jay Sekelsky (Executive Director and Chief Investment Officer) and Marian Quade (Vice President) co-manage the Disciplined Equity Fund. Mr. Sekelsky has served in this capacity since May 2004 (and has been involved in the management of the Fund since May 2000) and Ms. Quade has served in this capacity since May 2010.

Purchase and Sale of Fund Shares

Class Y Shares.   The minimum investment to establish an account is $1,000 for a regular account, $500 for an IRA account and $100 for an Education Savings Account with automatic monthly investments of at least $100. The minimum to add to an account is $50. The Fund may waive the minimum initial investment for accounts opened through institutional relationships like “wrap account” programs.

Class R6 Shares.   Generally, Class R6 shares may only be purchased through participating retirement plans and the purchase minimums are set by the plan’s administrator or recordkeeper. In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R shares with a minimum investment of ____________.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. To purchase, redeem or exchange shares of the Fund in a participating retirement plan, please contact your plan administrator or recordkeeper.

Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and will also generally be considered taxable income at the state and local level as well.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY: DIVIDEND INCOME FUND (formerly the Balanced Fund)

Investment Objectives/Goals
The investment objective of the Dividend Income Fund is to seek to produce current income while providing an opportunity for capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Dividend Income Fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum sales charge (load)	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fee	0.75%
Distribution (12b-1) fees	None
Other expenses	0.49%
Total annual fund operating expenses	1.24%

Example:
This example is intended to help you compare the cost of investing in the Dividend Income Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Dividend Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y	$126	$393	$681	$1,500

Portfolio Turnover
The Dividend Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Dividend Income Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies
The Dividend Income Fund seeks to achieve its investment objective by investing in equity securities of companies with a market capitalization of over $1 billion and a history of dividends, with the ability to increase dividends over time. The adviser will identify investment opportunities by screening for companies that generally have the following characteristics: (i) a dividend yield of at least 100% of the market dividend yield (for this purpose, the “market” is the S&P 500); (ii) a strong balance sheet; (iii) a dividend that has been maintained and which is likely to increase; (iv) trade on the high side of the company’s historical relative dividend yield, due to issues which the adviser views as temporary; and (v) other compelling valuation characteristics. Under normal market conditions, the Fund expects to be fully invested in equity securities, but will maintain the flexibility to hold up to 20% of the Fund’s assets in investment grade fixed income securities when warranted in the discretion of the adviser. Additionally, the adviser may write (sell) covered call options against equity holdings, not to exceed 25% of the Fund’s equity holdings. The Fund may also invest up to 25% of its common stock allocation in foreign securities (including American Depository Receipts). To the extent invested in common stocks, the Fund generally invests in 40-60 companies at any given time. This reflects the adviser’s belief that your money should be in the adviser’s top investment ideas, and that focusing on the adviser’s best investment ideas is the best way to achieve the Fund’s investment objectives.

The Fund’s investment strategy reflects the adviser’s general “Participate and Protect®” investment philosophy. The adviser’s expectation is that investors in the Fund will participate in market appreciation during bull markets and be protected during bear markets compared with investors in portfolios holding more speculative and volatile securities.

Principal Risks

Market Risk.   The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Capital Gain Realization Risks to Taxpaying Shareholders.   Because of the focused nature of the Fund’s portfolio, the Fund is susceptible to capital gain realization. In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.

Growth and Value Risks.   Stocks with growth characteristics can have sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the Fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.

Option Risk.   There are several risks associated with transactions in options on securities, as follows:

•	There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.
•	As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
•	The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.
•	There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Foreign Security Risk.   Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Interest Rate Risk.   To the extent the Fund invests in fixed income securities (i.e., bonds), the Fund will be subject to interest rate risk. When interest rates go up, bond prices tend to go down. The value of bonds in the Fund are likely to fall as interest rates rise, causing the Fund’s share price to fall as well. The greater the percentage of the Fund’s investment in bonds, the greater its interest rate risk. You should also understand that the longer the maturity of any bond, the greater the effect will be on its price when interest rates change. The Fund’s average maturity will normally be 10 years or less.

Risk/Return Bar Chart and Performance Table

The bar chart and table below demonstrate the variability of the Dividend Income Fund’s returns by showing changes in the Fund’s performance from year to year over a 10-year period. This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index. Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

As you review the performance data below, please be aware that effective February 15, 2012, the Fund changed its name from the Madison Mosaic Balanced Fund to the Madison Mosaic Dividend Income Fund and changed its investment policies. As a result, the manner in which the Fund is currently being managed is not similar to the way in which it was previously managed. Therefore, the Fund’s historical performance may not be relevant to current (and future) investors.

Dividend Income Fund Calendar Year Returns for Class Y Shares

Highest/lowest quarterly results during the period shown in the bar chart were:

Highest: 14.19% (quarter ended 6-30-09)	Lowest: -12.69% (quarter ended 12-31-08)

Dividend Income Fund Average Annual Total Returns[1] (for the period ended December 31, 2010)
	One Year	Five Years	Ten Years
Class Y Shares
– Return before taxes	8.02%	4.33%	3.32%
– Return after taxes on distributions	7.81%	3.54%	2.50%
– Return after taxes on distributions and sale of fund shares	5.42%	3.50%	2.56%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

[1] For the periods shown prior to February 15, 2012 in the above chart, the Fund returns reflect the Fund’s performance prior to the change in investment strategy from the Balanced Fund to the Dividend Income Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Updated performance information is available by calling shareholder services at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

Management

Investment Adviser.   The investment adviser to the Dividend Income Fund is Madison Investment Advisors, LLC (“Madison”).

Portfolio Managers.   John Brown (Vice President) and Jay Sekelsky (Executive Director and Chief Investment Officer) co-manage the Fund. Mr. Brown has served in this capacity since February 2012 and Mr. Sekelsky has served in this capacity since February 1990.

Purchase and Sale of Fund Shares
The minimum investment to establish an account is $1,000 for a regular account, $500 for an IRA account and $100 for an Education Savings Account with automatic monthly investments of at least $100. The minimum to add to an account is $50. The Fund may waive the minimum initial investment for accounts opened through institutional relationships like “wrap account” programs.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.

Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and will also generally be considered taxable income at the state and local level as well.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY: NORTHROAD INTERNATIONAL FUND

Investment Objectives/Goals
The NorthRoad International Fund seeks long-term capital appreciation by investing in non-U.S. companies.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the NorthRoad International Fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y	Class R6
Maximum sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y	Class R6
Management fee	0.80%[1]	0.80%
Distribution (12b-1) fees	None	None
Other expenses	0.35%[1]	0.02%
Total annual fund operating expenses	1.15%	0.82%
_______
1 The expense information in the table has been restated to reflect current fees.

Example:
This example is intended to help you compare the cost of investing in the NorthRoad International Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the NorthRoad International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y	$117	$365	$633	$1,398
Class R6	$84	$262	$455	$1,014

Portfolio Turnover
The NorthRoad International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the NorthRoad International Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies
The NorthRoad International Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities of companies with a market capitalization of approximately $3 billion or greater that are domiciled in countries other than the U.S. The Fund may invest directly in these securities, or may invest through American Depository Receipts (“ADRs”), which are receipts typically issued by a U.S. financial institution evidencing ownership of underlying securities of foreign corporate issuers. The Fund expects to have a relatively focused portfolio of between 25-40 holdings, and will invest its assets using a value oriented, bottom-up, fundamental investment process.

The Fund’s investment strategy reflects the general “Participate and Protect®” investment philosophy which is utilized by both the Fund’s adviser and subadviser. The expectation is that investors in the Fund will participate in market appreciation during bull markets and be protected during bear markets compared with investors in portfolios holding more speculative and volatile securities.

Principal Risks
Market Risk.   The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Foreign Security Risk.    Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. For example, foreign securities are typically subject to:
•	Fluctuations in currency exchange rates.
•	Higher trading and custody charges (including foreign tax withholding on dividends paid) compared to securities of U.S. companies.
•	Different accounting and reporting practices than U.S. companies.
•	Less stringent securities regulations than those of the U.S.
•	Potential economic instability. Differences in gross national product, rate of inflation and industry diversification may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

Risk/Return Bar Chart and Table
The bar chart and table below demonstrate the variability of the NorthRoad International Fund’s returns by showing changes in the Fund’s performance since inception. This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index. Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

As you review the performance data below, please be aware that effective June 30, 2011, the Fund changed its name from the Madison Mosaic Small/Mid-Cap Fund to the NorthRoad International Fund and changed its investment objective and investment policies, and added a subadviser to manage its assets. As a result, the manner in which the Fund is currently being managed is not similar to the way in which it was previously managed. Therefore, the Fund’s historical performance may not be relevant to current (and future) investors.

Class R6 shares incepted on February 15, 2012. Performance for Class R6 shares prior to inception is based on the performance of the Fund’s Class Y shares and has been restated to take into account the lower “Other Expenses” of the Class R6 shares.

NorthRoad International Fund Calendar Year Returns for Class Y Shares1

_____________
1  For the periods shown prior to June 30, 2011 in the above chart, the Fund returns reflect the Fund’s performance prior to the change in investment strategy from the Small/Mid-Cap Fund to the NorthRoad International Fund.

Highest/lowest quarterly results during the period shown in the bar chart were:

Highest: 20.17% (quarter ended 6-30-09)	Lowest: -7.80% (quarter ended 3-30-09)

NorthRoad International Fund Average Annual Total Returns[1] (for the periods ended December 31, 2010)
	1 Year	Since Inception 1/1/09
Class Y Shares
– Return before taxes	18.42%	23.91%
– Return after taxes on distributions	16.84%	21.41%
– Return after taxes on distributions and sale of fund shares	12.80%	19.31%
Class R6 Shares
– Return before taxes	??	??
MSCI EAFE (reflects no deduction for fees, expenses or taxes)[2]	7.75%	19.16%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)[2]	26.71%	32.37%
_____________
1  For the periods shown prior to June 30, 2011 in the above chart, the Fund returns reflect the Fund’s performance prior to the change in investment strategy from the Small/Mid-Cap Fund to the NorthRoad International Fund.
2  Effective June 30, 2011, the Russell 2500® Index was replaced with the MSCI EAFE Index as the benchmark against which the Fund measures its performance because Madison believes the new index better reflects the Fund’s investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Updated performance information current to the most recent month-end is available by calling shareholder services at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

Management

Investment Adviser.    The investment adviser to the NorthRoad International Fund is Madison Investment Advisors, LLC (“Madison”). Madison has delegated the day-to-day responsibility of managing the Fund to a subadviser – NorthRoad Capital Management LLC (“NorthRoad”) – an affiliate of Madison.

Portfolio Managers.    Charles D. Saunders (Principal of NorthRoad), James A. Shore (Principal of NorthRoad) and Raymond T. Vars (Principal of NorthRoad) co-manage the Fund. Each of Messrs. Saunders, Shore and Vars has served in this capacity since June 2011.

Purchase and Sale of Fund Shares

Class Y Shares.    The minimum investment to establish an account is $1,000 for a regular account, $500 for an IRA account and $100 for an Education Savings Account with automatic monthly investments of at least $100. The minimum to add to an account is $50. The Fund may waive the minimum initial investment for accounts opened through institutional relationships like “wrap account” programs.

Class R6 Shares.   Generally, Class R6 shares may only be purchased through participating retirement plans and the purchase minimums are set by the plan’s administrator or recordkeeper. In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R shares with a minimum investment of _____________.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. To purchase, redeem or exchange shares of the Fund in a participating retirement plan, please contact your plan administrator or recordkeeper.

Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and will also generally be considered taxable income at the state and local level as well.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES

Through this prospectus, Madison Mosaic Equity Trust (the “Trust”) offers five portfolios for investment: the Investors Fund, the Mid-Cap Fund, the Disciplined Equity Fund, the Dividend Income Fund and the NorthRoad International Fund (each, a “Fund” and collectively, the “Funds”).

The Investors, Mid-Cap, and Disciplined Equity Funds share a common objective: to seeks long-term growth.

The Dividend Income Fund seeks to produce current income while providing an opportunity for capital appreciation.

The NorthRoad International Fund seeks long-term capital appreciation by investing in non-U.S. companies.

The Funds’ Board of Trustees may change any Fund’s investment objective without shareholder approval. However, you will receive prior written notice of any material change. There is no assurance that a Fund’s investment objective will be achieved.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

All Funds (Except NorthRoad International Fund)

How Does Madison Select Stocks for the Funds?    Madison follows a rigorous three-step process when evaluating companies. Namely, Madison considers (1) the business model, (2) the management team and (3) the valuation of each potential investment. When evaluating the business model, Madison looks for a sustainable, competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet. When assessing management, Madison looks to see how they have allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices. The final step in the process is assessing the proper valuation for the company. Madison strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. Madison corroborates this valuation work with additional valuation methodologies. Often, Madison finds companies that clear the first or second hurdle, but not the third. Those companies are monitored for inclusion at a later date when the valuation is more appropriate.

Madison’s goal is to acquire companies when they are at the low end of their historical valuations. By avoiding overpriced securities, Madison attempts to avoid the most volatile and risky segments of the market. Instead, Madison will invest in the stocks of issuers that Madison believes have a blend of both value and growth potential: what Madison calls “GARP” for “growth at a reasonable price” (note, however, that for the Dividend Income Fund, Madison selects stocks more for their yield potential than for their growth potential). By pursuing this strategy, Madison believes portfolio performance for the Funds will reflect its general “Participate and Protect®” investment philosophy. Madison’s expectation is that Fund investors will participate in market appreciation during bull markets and be protected during bear markets compared with investors in portfolios holding more speculative and volatile securities.

Why Does Madison Sell Stocks in the Funds?    Madison sells stocks for a number of reasons, including: (1) the valuation target Madison has set for stock has been achieved; (2) the fundamental business prospects for the company have materially changed; or (3) Madison finds a more attractive alternative.

How Many Stocks will the Funds Hold?    Madison wants each stock in a Fund to represent a meaningful commitment. Therefore, to the extent invested in common stocks, each Fund (other than the Disciplined Equity and Dividend Income Funds) generally invests in only 25-40 companies at any given time. Madison believes this offers the benefits of diversification, yet focuses the Funds enough to allow for superior performance. It also reflects Madison’s belief that your money should be in Madison’s top investment ideas and that focusing on Madison’s best investment ideas is the best way to achieve each Fund’s investment objective. The Disciplined Equity Fund’s investment objective generally results in it owning a greater number of companies – 50 to 65 – at any given time, while the Dividend Income Fund expects to generally own the stock of 40 to 60 companies at any given time.

NorthRoad International Fund

How does NorthRoad Select Stocks for the Fund?   NorthRoad’s investment criteria are driven by an approach to owning individual businesses that offer the best absolute trade-off between financial productivity and valuation. The Fund’s managers employ a value oriented, bottom-up, fundamental approach to the international markets. The investment philosophy is rooted in the belief and observation that over the long term, equity prices reflect a company’s ability to generate returns on its invested capital. High quality companies which can sustain superior rates of return on equity will offer the best returns. This can be further enhanced by paying an attractive price own those businesses.

In selecting equity securities for the Fund’s portfolio, the managers look for companies with the following characteristics:
•	Attractive valuations, particularly relative to the profitability and financial productivity of the company;
•	Above-average, sustainable rates of return on equity; and
•	Solid fundamentals (e.g., a strong balance sheet, the ability to generate free cash flow and transparent financial disclosure).

Like Madison, NorthRoad pursues the “Participate and Protect®” investment philosophy for the Fund. As such, NorthRoad’s expectation is that Fund investors will participate in market appreciation during bull markets and be protected during bear markets compared with investors in portfolios holding more speculative and volatile securities.

Why does NorthRoad Sell Stocks in the Fund?   NorthRoad will sell a stock held by the Fund if the managers believe its valuation relative to its sustainable return on equity becomes unfavorable, there is a deterioration of its long-term financial productivity, its balance sheet risk significantly increases or if a better investment opportunity exists.

How Many Stocks will the Fund Hold?   The Fund will typically hold between 25 and 40 stocks.

All Funds

Do the Funds Hold Much Cash?    In order to meet day-to-day shareholder transaction requirements, each Fund will hold a certain amount of uninvested cash. Madison (or NorthRoad, for the NorthRoad International Fund) will normally invest this cash overnight in a repurchase agreement. Repurchase agreements involve the sale of securities to a Fund by a financial institution or securities dealer, simultaneous with an agreement by that seller to repurchase the securities at the same price, plus interest, at a later date. Each Fund will limit the parties with which it will engage in repurchase agreements to those financial institutions and securities dealers that are deemed creditworthy pursuant to guidelines adopted by the Trust’s Board of Trustees.

Can the Funds Adopt a Temporary Defensive Strategy?    If Madison (or NorthRoad) determines that it would be appropriate to adopt a temporary defensive investment position by reducing exposure in the equity markets, up to 100% of each Fund could be invested in short-term, fixed-income investments. To the extent a Fund invests a substantial amount in such short-term securities (i.e., more than it would under normal market conditions), the Fund may not achieve its stated investment objective.

Fund-Specific Strategies

Investors Fund.   The Investors Fund principally invests in the common stocks of established, growth companies. The Fund may also invest up to 25% of its assets in foreign securities (including American Depository Receipts). Under normal market conditions, the Fund will be at least 65% invested in common stocks.

Mid-Cap Fund.   Under normal market conditions, the Mid-Cap Fund invests at least 80% of its net assets in the common stocks of mid-cap companies at time of purchase. Although a universal definition of “mid-cap companies” does not exist, Madison generally defines mid-cap companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered as mid-cap for purposes of the 80% policy. The size of the companies in the Russell Midcap® Index changes with market conditions and the composition of the index. Madison will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside this range. The Fund may also invest up to 25% of its assets in foreign securities (including American Depository Receipts).

21

Disciplined Equity Fund.   Stocks held by the Disciplined Equity Fund will change based on Madison’s assessment of the optimal allocation of stocks among all market economic sectors consistent with the GARP strategy discussed above. The Fund will generally follow the economic sector diversity found in the U.S. equity markets, but may deviate from that based on Madison’s assessment of the fundamental outlook and attractiveness of companies in each market economic sector. Stocks selected will represent primarily well-established companies that have a demonstrated pattern of consistent growth. To a lesser extent, the Fund may invest in less established companies that may offer more rapid growth potential. Companies selected will generally reflect the diversity of the market as a whole and, as a result, the Fund will generally hold more companies than those held in the other Funds described in this prospectus. Under normal market conditions, the Fund will be at least 80% invested in common stocks. The Fund may also invest up to 25% of its assets in foreign securities (including American Depository Receipts).

Dividend Income Fund.   Under normal market conditions, the Dividend Income Fund expects to be fully invested in equity securities (subject to the Fund’s cash requirements necessary for liquidity and day-to-day operations), but will maintain the flexibility to hold up to 20% of the Fund’s assets in fixed income securities when warranted in the discretion of the adviser. Additionally, the adviser may write (sell) covered call options against equity holdings, not to exceed 25% of the Fund’s equity holdings. The Fund may also invest up to 25% of its common stock allocation in foreign securities (including American Depository Receipts). With regard to its equity investments, the Fund intends to invest in companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Any fixed income investments made by the Fund will be in the form of corporate debt securities and U.S. Government bonds (and direct obligations of U.S. Government agencies and instrumentalities). Eligible corporate debt securities must be accorded one of the four highest quality ratings by Standard & Poor’s or Moody’s (“investment grade”) or, if unrated, judged by Madison to be of comparable quality.

NorthRoad International Fund.   The NorthRoad International Fund invests in non-US stocks using a value oriented bottom-up investment process. The Fund’s portfolio will typically have the following characteristics:
•	A relatively focused portfolio of between 25 to 40 equity holdings;
•	Portfolio turnover that averages less than 20% per year, reflecting a general five-year time horizon;
•	High tracking error (or low benchmark sensitivity) – meaning that the Fund will not normally change its portfolio composition to react to short-term changes in benchmark and similar indices; and
•	A defensive pattern of returns – meaning that the Fund focuses on securities that NorthRoad believes will participate in the growth of rising markets and protect shareholders during falling markets.

RISKS

All Funds

Market Risks.   Each Fund’s holdings will be subject to the economic, business and market risks associated with common stock investing. As a result, your investment in any Fund, when redeemed, may be worth more or less than the price you originally paid for it. While each Fund is a diversified mutual fund, Madison (and NorthRoad, for the NorthRoad International Fund) intends to limit the common stock portion of each portfolio (other than the Disciplined Equity Fund) to 25-40 companies, with each company representing no more than 5% of the portfolio at cost. While more diversified, the number of securities in the Disciplined Equity Fund’s portfolio is also relatively low at 50-65 companies. As a result, any Fund’s daily net asset value may be more volatile than a fund with greater portfolio diversification.

Capital Gain Realization Risks to Taxpaying Shareholders.   Another consequence of having a relatively low number of securities in Fund portfolios is that they may be susceptible to capital gain realization. For example, each year, if a Fund is successful in achieving its investment objective, it will likely sell securities that have reached Madison’s valuation targets for them. If a Fund sells, say, 15 stocks a year for this reason, that could represent about half of the Fund’s portfolio. As a result, the potential capital gains the Fund would be required to distribute may be higher than a fund that sells the same 15 stocks out of a portfolio of, say 100 stocks. Of course, this is not a concern for tax-exempt shareholders such as retirement plans or IRAs. In addition, in the event a Fund experiences more redemptions than sales in any year, Madison (or NorthRoad, for the NorthRoad International Fund) may be required to sell securities out of the Fund’s portfolio holdings in order to raise cash to meet these redemptions. Such sales may cause capital gains to be realized for tax purposes. Any such gains must be distributed among the remaining shareholders.

22

Foreign Security Risk.   Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make a Fund which invests in such securities more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

•	Fluctuations in currency exchange rates.
•	Higher trading and custody charges (including foreign tax withholding on dividends paid) compared to securities of U.S. companies.
•	Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.
•	Less stringent securities regulations than those of the U.S.
•	Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

The risks of international investing are higher in emerging markets such as those of Latin America, Africa, Asia and Eastern Europe.

ADR Investment Risk.   ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASDAQ Global Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Nevertheless, depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. For example:

•	To the extent that a Fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

•	The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. Therefore, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales.

Fund-Specific Risks

Mid-Cap Fund.   The Mid-Cap Fund invests in comparably smaller companies and may invest in new companies or in the securities of companies in emerging industries. As a result, the Fund may involve an above-average level of market risk and should be only one part of an overall balanced investment program.

Dividend Income Fund.   The Dividend Income Fund may write (sell) covered call options against equity holdings, not to exceed 25% of the Fund’s equity holdings. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Before receiving notice that a holder of an option wishes to exercise the option, the writer can terminate its obligation under the option by buying it

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back, generally at about the difference between the strike (exercise) price of the call and the market value of the security. For example, when the option has a strike price written at $40 and the stock is trading at $40.25, the option writer can generally buy back the option for at least the $0.25 difference. This is known as a “closing purchase transaction.” However, once an option writer has received an exercise notice, it can no longer effect this “closing purchase transaction” and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Moreover, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

NorthRoad International Fund.   Because investment in foreign issuers will usually involve currencies of foreign countries, and because the NorthRoad International Fund will have currency exposure independent of its securities positions, the value of the assets of the Fund, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Because a substantial portion of the Fund’s assets will be denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

PORTFOLIO HOLDINGS

Portfolio holdings information is available on the Funds’ website at www.mosaicfunds.com. In addition, a complete description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds’ SAI. Please see the back cover of this prospectus for information about the SAI.

MANAGEMENT

Investment Adviser
The investment adviser to the Funds is Madison Investment Advisors, LLC (“Madison”), located at 550 Science Drive, Madison, Wisconsin 53711. Madison is an indirect subsidiary of Madison Investment Holdings, Inc. (“MIH”). As of December 31, 2010, MIH, which was founded in 1974, and its subsidiary organizations, including Madison, managed approximately $15 billion in assets, including open-end mutual funds, closed-end mutual funds, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the Funds’ activities.

With regard to all Funds except the NorthRoad International Fund, investment decisions can be influenced in various manners by a number of individuals. Generally, all management decisions are the primary responsibility of Madison’s investment policy committee. The investment policy committee is made up of the top officers and managers of Madison.

Decisions regarding the selection of individual securities and other management functions for the Funds (except the NorthRoad International Fund) are primarily the responsibilities of the following portfolio managers:

•	Investors Fund. Jay Sekelsky and Dave Halford co-manage the Investors Fund. Mr. Sekelsky is an Executive Director and the Chief Investment Officer of Madison. He joined Madison in 1990, and has earned both the

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Certified Public Accountant (“CPA”) and Certified Financial Advisor (“CFA”) designations. Mr. Halford is a Vice President of Madison, having joined the firm in 2000. Like Mr. Sekelsky, he holds both the CPA and CFA designations.

•	Mid-Cap Fund. Rich Eisinger and Matt Hayner co-manage the Mid-Cap Fund. Mr. Eisinger is a Managing Director of Madison and is the lead equity manager for the firm’s mid-cap equity strategies. He joined Madison in 1997 and holds both an MBA and a law degree. Mr. Hayner is a Vice President of Madison, having joined the firm in 2002. Mr. Hayner holds the CFA designation.

•	Dividend Income Fund. John Brown and Jay Sekelsky co-manage the Dividend Income Fund. Mr. Brown has served as a Vice President of Madison since joining the firm in 2009. Prior to joining the firm, he was a Managing Director and Portfolio Manager—Equities for MEMBERS Capital Advisors, Inc. since 1998. Mr. Brown holds the CFA designation. Mr. Sekelsky’s biography is set forth above.

•	Disciplined Equity Fund. Jay Sekelsky and Marian Quade co-manage the Disciplined Equity Fund. Mr. Sekelsky’s biography is set forth above. Ms. Quade is a Vice President of Madison, having joined the firm in 2009. She has more than 30 years of investment experience with 22 of those as a portfolio manager, and specializes in personalized portfolio management for Madison’s high net worth relationships. Prior to joining Madison, Ms. Quade served in a similar capacity for Thompson Investment Management and, prior to that, was Head of Equities for U.S. Bank.

The Funds’ SAI provides additional information about the compensation of the Madison portfolio managers, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Subadviser (NorthRoad International Fund)
Madison has delegated the day-to-day management of the NorthRoad International Fund to NorthRoad Capital Management LLC (“NorthRoad”), located at 530 Fifth Avenue, 3rd Floor, New York, New York 10036. NorthRoad is an investment advisory firm specializing in international/global equity investing. NorthRoad is an affiliate of Madison and both are under the common control of MIH. As of December 31, 2010, NorthRoad, which was founded in 2002, managed approximately $600 million in assets, consisting primarily of institutional accounts. The NorthRoad International Fund is the only mutual fund NorthRoad manages.

Decisions regarding the selection of individual securities and other management functions for the Fund are primarily the responsibilities of the following portfolio managers:

•	Charles D. Saunders. Mr. Saunders is a Principal of NorthRoad and has co-managed the Fund since June 2011. Prior to joining NorthRoad, Mr. Saunders was responsible for the International Equity Fund for the State of Wisconsin Investment Board. Mr. Saunders was Vice President, Investment Banking, for The Industrial Bank of Japan in Tokyo from 1988-1994. Mr. Saunders holds the CFA designation.

•	James A. Shore. Mr. Shore is a Principal of NorthRoad and has co-managed the Fund since June 2011. Prior to becoming a founding member of NorthRoad in 2002, Mr. Shore was an international and global Portfolio Manager at Lazard Asset Management. He also spent several years as a global industrials analyst. Before Lazard, he was an international Portfolio Manager/Analyst with Brandes Investment Partners, Inc. Mr. Shore holds the CFA designation.

•	Raymond T. Vars. Mr. Vars is a Principal of NorthRoad and has co-managed the Fund since June 2011. Prior to becoming a founding member of NorthRoad in 2002, Mr. Vars was an international and global Portfolio Manager at Lazard Asset Management. He also spent several years as a global auto industry analyst as well as a quantitative analyst. Before joining Lazard in 1995, he was an analyst at Asset Strategy Consulting. Mr. Vars holds the CFA designation.

The NorthRoad International Fund’s SAI provides additional information about the compensation of the NorthRoad portfolio managers, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

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Compensation

Investment Advisory Fee.   Madison receives a fee for its services under an investment advisory agreement with the Funds. For all but the NorthRoad International Fund, the annual fee paid to Madison is 0.75% of the average daily net assets of each Fund, except that for the Investors Fund, this fee is reduced to 0.60% for net assets above $100 million. For the NorthRoad International Fund, the annual fee paid to Madison is 0.80% of the average daily net assets of the Fund, from which Madison pays NorthRoad its subadvisory fee.

This fee is deducted automatically from all accounts and is reflected in the daily share price of each Fund. A discussion regarding the basis for approval of the Funds’ investment advisory agreement with Madison is contained in the Funds’ most recent annual report to shareholders.

Other Expenses.   Under a separate services agreement with the Funds, Madison provides or arranges for the Funds to have all other operational and support services needed by the Funds, for which Madison receives a service fee calculated as a percentage of the average daily net assets of each Fund, as follows:

Fund	Annual Service Fee Class Y	Annual Service Fee Class R6
Investors Fund	0.35%	N/A
Mid-Cap Fund	0.50%[1]	0.02%
Disciplined Equity Fund	0.24%[2]	0.02%
Dividend Income Fund	0.50%	N/A
NorthRoad International Fund	0.35%	0.02%
__________
1  This fee reduces to 0.47% on assets in excess of $150 million.
2  This fee reduces to 0.20% on assets in excess of $100 million. In addition, as noted below, until at least April 30, 2012, Madison has agreed to waive 0.03% of this fee on the first $100 million of assets.

Because of this services arrangement with Madison, Madison is responsible for paying all of the Funds’ fees and expenses, other than (i) investment advisory fees (discussed above), (ii) fees related to the Funds’ portfolio holdings (such as brokerage commissions, interest on loans, etc.), (iii) acquired fund fees, if any, and (iv) extraordinary or non-recurring fees (such as fees and costs relating to any temporary line of credit the Funds maintain for emergency or extraordinary purposes).

Fee Waivers.   Effective February 6, 2009, Madison contractually agreed to limit total fund operating expenses for the Class Y shares of the Investors Fund to no more than 0.99% of the daily net assets of the Fund. This agreement expires on April 30, 2012 and there is no guarantee that it will be extended beyond that date or that if it is extended, that the same fee cap will remain in place. In addition, effective February 17, 2011, Madison contractually agreed to waive a portion of the service fee payable to it from the Disciplined Equity Fund with respect to the Class Y shares. Specifically, the fee payable on the first $100 million of Fund assets is reduced by 0.03% (annualized) so that the total service fee payable at this asset level is 0.21% (annualized). This fee waiver will remain in place until at least April 30, 2012, after which it may be terminated by Madison.

Marketing/Distribution Arrangements
Madison may incur certain costs or expenses that are paid solely by Madison and are not charged to shareholders or to the Funds relating to distribution of the Funds. Regardless of payments Madison makes for distribution (or to third parties in order for the Funds to be available to potential shareholders through a variety of institutions or so-called “distribution channels”), Madison’s belief is that shareholders should invest in the Funds based solely on the merits of the Funds. Madison’s intention in expanding the distribution channels for the Funds is to make them available to all investors for which they are suitable investment choices. Qualifying dealers through which Fund shares are made available incur marketing support expenses in connection with including the Funds in their trading platforms. In light of this, Madison may share with authorized distributors certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor informational meetings or seminars, support for marketing materials or business building programs. Madison and/or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, distributors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payment arrangements will not change the price you pay for shares of Funds or the amount that Madison or any Fund receives on behalf of any investor. Payments

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Madison makes to distributors may provide incentives for them to make shares of the Funds available to their customers and may allow the Funds greater access to their customers than would be the case if no payments were paid. You may wish to consider whether such arrangements exist when evaluating any recommendations from your financial advisor to purchase or sell Fund shares.

SHAREHOLDER INFORMATION

The following pages explain how you can invest in the Funds. Note: most of the information will not be relevant to you if you invest in the Funds through a brokerage account or retirement plan recordkeeper. If you have such an account, simply contact your brokerage firm or plan sponsor and they will be able to assist you with all your transaction needs.

Availability of Share Classes Error! Bookmark not defined.
Each Fund offers Class Y shares through this prospectus, and the Mid-Cap, Disciplined Equity and NorthRoad International Funds also offer Class R6 shares through this prospectus. For those Funds with multiple share classes, each share class represents an investment in the same portfolio of securities, but has its own expense structure.

Class Y shares are available to retail investors and to all other investors that are not eligible to invest in Class R6 shares. Class Y shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R6 shares.

Class R6 shares are generally available only to 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans offered through retirement plan intermediaries. Class R6 shares are also generally available only to retirement plans where plan level or omnibus accounts are held on the transfer agency books of the Fund. In addition, Class R6 shares are generally available to corporations and other institutions, such as trusts, endowments and foundations, with a minimum investment of_____________. Class R6 shares are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans.

The Funds may only be sold in states where they are registered. Some Funds and share classes appearing in this prospectus may not be available for purchase in all jurisdictions.

How to Contact Us
You can reach a Madison Mosaic Funds’ shareholder services representative by calling 888-670-3600 weekdays, 8:00 a.m. to 7:00 p.m. Central time. Mail all general inquiries, new account applications and transaction requests as follows:

Regular Mail:	Express, Certified or Registered Mail:
Madison Mosaic Funds	Madison Mosaic Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

How to Open a New Account
1.	Read this prospectus.
2.	Determine how much money you want to invest.
3.	Carefully complete, sign and return the new accounting application. Please contact us at 888-670-3600 if you need additional assistance when completing your application.

Important Information about Procedures for Opening a New Account. When you open an account, the Funds are required by law to obtain certain personal information from you to verify your identify which includes your name, street address (P.O. Boxes will not be accepted), date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. In compliance with the USA PATRIOT Act of 2001, the Funds’ transfer agent will verify certain information on your account application as part of the Funds’ anti-money laundering program. If we do not have a reasonable belief of your identity, your account will be rejected or you will not be allowed to perform a transaction in your account until such information is received. We also reserve the right to close your

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account within five business days if you do not provide us with required clarifying identity information and/or documentation.

Purchasing Shares in a New Account
The following explains how to purchase shares by check, wire or exchange. You may purchase shares at any time by complying with the minimum investment requirements as described in the “Fund Summaries—Purchase and Sale of Fund Shares,” and following the procedures outlined below.

By Check.   Make out a check for the investment payable to Madison Mosaic Funds. Mail your check and completed application to the Funds.

By Wire.   We must have a completed account application before you wire funds. You can mail your account application or fax the account application by calling us at 888-670-3600 for a fax number. Upon receipt of your completed account application, we will establish an account for you. The account number assigned will be required as part of the instruction that you will give to your bank to send the wire. Your bank may charge you a fee for sending a wire to us, but we will not charge you a fee for this service.

Instruct your bank to wire the amount of your investment to:
U.S. Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA #: 075000022
Credit: U.S. Bancorp Fund Services Acct # 112-952-137
FFC: Madison Mosaic ______________________________[insert fund name]
(Shareholder name, fund #, and account number)

Please call us before you wire money (no later than close of New York Stock Exchange; typically, 3:00 p.m., Central Time) to ensure proper and timely credit to your account. Your bank must include the name of the applicable Fund you are purchasing, your name and your account number so that monies can be correctly applied.

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank Milwaukee, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Exchange. You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account. A new account application is required only when the account registration or tax identification number will be different from the application for the existing account.

How to Purchase Additional Shares
The following explains how to purchase additional shares by check, wire or exchange. You may purchase additional shares at any time by complying with the subsequent investment requirements as described in the “Fund Summaries—Purchase and Sale of Fund Shares,” and following the procedures outlined below. Please note that subsequent investments may be made for $50 or more.

By Check.   Make out a check for the investment payable to Madison Mosaic Funds and mail it, along with an investment slip, to the Funds. If you do not have an investment slip, please write your Fund and account number (and the name of the Fund) on your check.

By Wire.   If you are making a subsequent purchase, your bank should wire funds as indicated below. To ensure proper and timely credit of a wire, you should notify us at 888-670-3600 before each wire is made. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to us, but we will not charge you a fee for this service. Instruct your bank to wire the money to:

U.S. Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022

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Credit: U.S. Bancorp Fund Services Acct # 112-952-137
FFC: Madison Mosaic _______________________________[fund name]
(Shareholder name, fund #, and account number)

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank Milwaukee, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Exchange.   Upon request in writing or by telephone, you can exchange shares of one Fund for shares of the same class of another Fund within an account with the same registration and tax identification number, subject to the minimum investment requirements of the Fund being purchased.

By Automatic Investment Plan.   You can elect to have a monthly (or less frequent) automatic investment plan added to your account. The Funds will automatically debit your checking or savings account, on a predetermined basis, to purchase shares in your account. In order to participate in this plan, your financial institution must be a member of the Automated Clearing House (ACH) network. Any change or termination of the plan should be submitted to the Funds at least five days prior to the desired effective date. The minimum monthly investment for an automatic investment plan is $100.

By Phone.   You may also make “instant” or “on-demand” purchases by electronic funds transfer through the ACH network by calling the Funds to place your order. Orders must be in the amount of $100 or more. Like the automatic investment plan described above, banking information must be established on your account prior to making a purchase. If your purchase order is placed prior to 3:00 p.m. Central Time, your shares will be purchased at the net asset value calculated on the day of your purchase order. The Funds do not charge for this service. However, if your order is rejected by your financial institution, a $25 fee will be charged to your account.

How to Redeem Shares
The following explains how to sell your shares by letter, phone, wire or exchange. You may sell shares at any time by following the procedures outlined below.

By Mail or Telephone.   Upon request in writing or by telephone, the Funds will send a redemption check of up to $50,000 to you, the shareholder, at your address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed. See “—Signature Guarantees” below. Redemption requests in good order received by mail and telephone are normally processed within one business day.

By Wire.   With one business day’s notice, the Funds can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization. If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee, or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, may be required to add or change bank wire instruction on an account. See “—Signature Guarantees” below for more information.

Redemptions by wire can be arranged by calling shareholder services at 888-670-3600. Requests for wire transfer must be made by 3:00 p.m. Central Time the day before the wire will be sent.

There will be a $15 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire, if greater.

By Exchange.   You can redeem shares from one Fund account and concurrently invest the proceeds in another Fund account by telephone when your account registration and tax identification number are the same. There is no charge for this service.

By Systematic Withdrawal Plan.   You can elect to have a systematic withdrawal plan established on your account. The Funds will automatically redeem shares in your Fund account, on a predetermined basis, and send the proceeds to a

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designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information. The minimum amount for a systematic withdrawal plan is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime, but should allow five days to process the change. A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution. A systematic withdrawal can also be processed as a check that is mailed to anyone you designate.

Signature Guarantees. To protect your investments, the Funds require signature guarantees for certain redemptions. A signature guarantee is a certification by a financial institution that knows you and recognizes that your signature on a document is genuine. A signature guarantee helps the Funds ensure the identity of the authorized shareholder(s).

A signature guarantee, or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, is required for any redemption when:

•	the proceeds are to be greater than $50,000;
•	the proceeds are to be delivered to someone other than you, as shareholder of record;
•	the proceeds are to be paid or delivered to any person, address or bank account not previously designated on your account;
•	you changed your account address within the 15 days prior to your redemption request; or
•	you are requesting a change to your account registration.

The Funds accept signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

How to Close an Account
To close an account, you should call us for instructions. You cannot close your account by writing a check. When you close your account, shares will be redeemed at the next determined NAV. You can close your account by mail, telephone or wire transfer, as explained above in the section “How to Redeem Shares.”

General Policies

Limitations on Purchases. All purchases of Fund shares by check must be made in U.S. dollars and drawn on U.S. banks. We do not accept payment in cash; cashier’s checks in amounts of less than $10,000; third party checks, Treasury checks, credit card “convenience” checks, traveler’s checks, money orders or starter checks; or post-dated checks, post-dated online bill pay checks or any conditional order or payment. If you purchase by check and your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred by the Funds. A charge of $25 fee will be assessed against your account for each returned check occurrence. The Funds reserve the right to reject any purchase in whole or in part.

Pricing of Fund Shares. The price of each Fund’s shares is based on the net asset value, or “NAV,” per share. NAV per share equals the total daily value of a Fund’s assets, minus its liabilities, divided by the total number of shares. NAV is calculated at the close of the New York Stock Exchange (typically 3:00 p.m., Central Time) each day it is open for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Madison uses the market value of the securities in each Fund to calculate NAV. Madison obtains the market value from one or more established pricing services. The Funds maintain a pricing committee to review market value of portfolio securities to determine whether or not prices obtained from the pricing services are fair. In accordance with policies approved by the Board of Trustees of the Funds, the pricing committee may determine that the “fair value” of a particular security is different than the market value provided by the pricing service. This may occur, for example, due to events or information not known to the pricing service or due to events occurring in other parts of the world. In using fair value pricing, the Funds’ goal is to prevent share transactions from occurring at a price that is unrealistically high or low based on information known but not reflected in the “market” price of portfolio securities calculated at the close of the New York Stock Exchange.

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Purchase and Redemption Price. Share prices (net asset values or “NAVs”) are determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Transaction requests received after the close of regular trading will be processed using the next day’s NAV. The NAV per share is not determined on days the New York Stock Exchange is closed for trading. Purchases orders, redemptions and exchange requests are priced at the next share price determined after the request is received in good order by the Funds. “Good order” means that the request includes the Fund and account number, amount of transaction, signatures of the owners, and signature guarantee (for redemption requests) if required. Please note that the Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase or redemption orders does not constitute receipt by the transfer agent of the Funds.

Purchases and Uncollected Funds. Sometimes a shareholder investment check or electronic transfer is returned to the Funds unpaid. In other words, we sometimes get checks that bounce. The Funds have a procedure to protect you and other shareholders from loss resulting from these items. We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer or EFT) used for purchase of the shares has cleared. Such deposit items are considered “uncollected” until we determine that they have actually been paid by the bank on which they were drawn. Purchases made by federal funds wire are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder’s account, even while not collected.

Redemptions in Kind. If, in the opinion of the Board of Trustees of the Funds, extraordinary conditions exist which make cash payment for redemption requests undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Fund. However, each Fund has elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Fund or $250,000.

Any property of any Fund distributed to shareholders will be valued at fair value. In disposing of any such property received from a Fund, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

Frequent Purchases and Redemptions of Fund Shares. The Madison Mosaic Funds discourage investors from using the Funds to frequently trade or otherwise attempt to “time” the market. As a result, the Funds reserve the right to reject a purchase or exchange request for any reason.

•	Market Timing. It is the policy of the Madison Mosaic Funds to block shareholders or potential shareholders from engaging in harmful trading behavior, as described below, in any Madison Mosaic Fund (including the Funds). To accomplish this, the Funds reserve the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account. In addition, the Funds have written agreements in place with intermediaries who hold Fund shares on behalf of others (e.g., brokers, banks and plan administrators) which give the Funds the authority to identify third parties who invest in the Funds through such intermediaries so that the Funds can prevent them from engaging in harmful frequent trading and market-timing activity as described below.

•	Identifiable Harmful Frequent Trading and Market-Timing Activity. Madison Mosaic Funds defines harmful trading activity as that activity having a negative effect on portfolio management or Fund expenses. For example, a Fund subject to frequent trading or “market-timing” must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity. Cash balances must be over and above the “normal” cash requirements the Fund keeps to handle redemption requests from long-term shareholders, to buy and sell portfolio securities, etc. By forcing a Fund’s portfolio manager to keep greater cash balances to accommodate market timing, the Fund may be unable to invest its assets in accordance with the Fund’s investment objectives. Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements. To the extent market-timing activity of this sort requires the affected Fund to continually purchase and sell securities, the Fund’s transaction costs will increase in the form of brokerage commissions and custody fees. Finally, frequent trading activity results in a greater burden on the affected Fund’s

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transfer agent, increasing transfer agent expenses and, if not actually raising Fund expenses, at least preventing them from being lowered.

For all of the above reasons, the Funds monitor cash flows and transfer agent activity in order to identify harmful activity. Furthermore, when approached by firms or individuals who request access for market timing activities, the Funds decline such requests; when trades are attempted without such courtesy, the Funds make every effort to block them and prohibit any future investments from the source of such trades. The Funds do not define market-timing by the frequency or amount of trades during any particular time period. Rather, the Funds seek to prevent market-timing of any type that harms the Funds in the manner described above.

The Funds do not currently impose additional fees on market timing activity, nor do they restrict the number of exchanges shareholders can make, although the right to do so is reserved upon notice in the future. The Funds do not specifically define the frequency of trading that will be considered “market timing” because the goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when the Funds identify any shareholder activity that causes or is expected to cause the negative results described above, the Funds will block the shareholder from making future investments. In effect, the Funds allow harmful market-timers to leave Madison Mosaic Funds and shut the doors to their return.

The Funds use their discretion to determine whether transaction activity is harmful based on the criteria described above. Except as described below, the Funds do not distinguish between shareholders that invest directly with a Fund or shareholders that invest with Madison Mosaic Funds through a broker (either directly or through an intermediary account), an investment adviser or other third party as long as the account is engaging in harmful activity as described above.

•	Other Risks Associated with Market Timing. Moving money in and out of Funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation. This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on performance. In particular, a successful “market-timer” could, over time, dilute the value of fund shares held by long-term investors by essentially “siphoning off” cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed. Nevertheless, the success of any market-timer is not considered by Madison Mosaic Funds. Rather, the Funds will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in any of the Madison Mosaic Funds should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

•	Exceptions or Other Arrangements. It is possible that a Fund will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of the Fund (see the section above entitled “Other Risks Associated with Market Timing”). However, the Funds believe their procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled “Identifiable Harmful Frequent Trading and Market-Timing Activity” regardless of the nature of the shareholder or method of investment in Madison Mosaic Funds.

Because the Funds discourage market timing in general, Madison Mosaic Funds does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Although the Funds believe reasonable efforts are made to block shareholders that engage in or attempt to engage in harmful trading activities, the Funds cannot guarantee that such efforts will successfully identify and block every shareholder that does or attempts to do this.

Telephone Transactions. The Funds have a number of telephone transaction options. You can exchange your investment among the Funds in the family, request a redemption and obtain account balance information by telephone. The Funds’ transfer agent will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your

32

telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders. Certain transactions, including some account registration changes, must be authorized in writing.

Changes to an Account. To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide. Though some changes may be made by telephone, generally, in order to make any changes to an account, the Funds will require a written request signed by all of the shareholders and may also require their signatures guaranteed.

Daily Transaction Confirmation. All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation. Transaction confirmations are mailed promptly after the transaction is posted to your account. Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statements. Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity through the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year. We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Householding Delivery of Shareholder Documents. In addition to your transaction confirmations and quarterly statements, you will also receive an annual update of the prospectus for your Fund and periodic financial statements. Only one prospectus and one annual and semi-annual report (or similar report or disclosure document) will be sent to family members sharing the same address unless a request is made for multiple mailings. Sending only one copy of these documents is efficient, saves paper products and reduces the volume of your mail. To receive multiple copies, call us at 888-670-3600 and we will begin sending you additional copies free of charge within 30 days.

Minimum Balance. The Funds reserve the right to involuntarily redeem accounts with balances of less than $700. Prior to closing any such account, the Funds will give you 30 days written notice, during which time you may increase the balance in your account to avoid having the account closed. This does not apply to IRA or Education Savings Accounts.

Stop Payment Fee. To stop payment on a check issued by the Funds, call us at 888-670-3600 immediately. Normally, the Funds charge a fee of $25, or the cost of stop payment, if greater, for stop payment requests on a check issued by the Funds on behalf of a shareholder. Certain documents may be required before such a request can be processed.

Research and Other Fees. Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5 per request. The Funds reserve the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

Broker Fees. If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee. This charge is kept by the broker and not transmitted to the Funds. However, you can engage in any transaction directly with the Funds to avoid such charges.

Certificates. Certificates will not be issued to represent shares in any Fund.

Additional Shareholder Services

Retirement and Education Savings Accounts. All of the Funds can be used for individual retirement plan investments, including traditional and Roth IRAs and for Education Savings Accounts.

•	Traditional IRAs. Even though they may be nondeductible or partially deductible, traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed. The Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to traditional IRAs. A separate application is required for IRA accounts.

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•	Roth IRAs. Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements. The Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs. A separate application is required for Roth IRA accounts.

•	Conversion Roth IRAs. You may convert all or part of your Traditional IRA into a Roth IRA at the Funds. You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you make this change. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion.

•	Coverdell Education Savings Accounts. You may establish a Coverdell Education Savings Account with an initial investment of $100 as long as you establish an automatic investment plan of at least $100 per month on the account. The Funds will provide you with an Education Savings Account disclosure document with an Education Savings Account application. The disclosure document explains various tax rules that apply to Education Savings Accounts. A separate application is required for Education Savings Accounts.

Annual IRA Fee and Fee Waiver. There is a $15 fee per IRA account, with a $30 maximum per year. You can prepay this fee. The Funds will waive the annual IRA fee if the value of all your Fund IRA accounts is at least $30,000 or if the value of all your Fund accounts (both IRA and non-IRA) is at least $100,000. The waiver is based on accounts with the same social security number, valued at the time the IRA fee is charged.

Education Savings Account Fee and Fee Waiver. There is a $15 fee per Education Savings account, with a $30 maximum per year. You can prepay this fee. The Funds will waive the annual fee if you have an active automatic investment plan of at least $100 monthly on the account or if the value of your Education Savings accounts is at least $5,000.

Employer Plans. Shares of the Funds may be used to fund a variety of retirement plans and other pension and profit sharing plans. Further information on the retirement plans available through the Funds, including minimum investments, may be obtained by calling us at 888-670-3600.

DISTRIBUTIONS AND TAXES

Distributions. For the Investors, Mid-Cap, Disciplined Equity, and NorthRoad International Funds, each Funds’ net income, if any, is declared as dividends and distributed to shareholders annually, usually at the end of the calendar year, and any net realized capital gains will also be paid to shareholders at least annually as capital gains distributions. For the Dividend Income Fund, dividends are distributed quarterly and capital gains, if any, are distributed annually.

Distribution Reinvestments. Your account application allows you to select the distribution option you would like for each type of distribution. If you do not make a selection on your application, all of your distributions will be automatically reinvested in your Fund account. If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Madison Mosaic account, (2) paid to you by check, or (3) deposited directly to your bank account. However, for your protection, if you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, we reserve the right to reinvest your distribution check in your account at your Fund’s then current NAV and to reinvest all subsequent distributions.

Federal Taxes. Each Fund will distribute to shareholders 100% of its net income and net capital gains, if any. The capital gains distribution is determined as of October 31st each year and distributed annually.

Taxability of Distributions. All dividend and capital gain distributions, if any, will be taxable to you. A portion of the dividends paid from the income of any Fund may be taxed at the long-term capital gains rate (currently, the maximum rate is 15%). Dividends that constitute “qualified dividends” are also taxed at this rate. The Trust will inform shareholders of the nature of each Fund’s dividends (e.g.., ordinary income, short-term capital gains, “qualified dividends” or long-term capital gains) in January each year when the Trust sends you your annual notice of dividends and other distributions paid during the prior year.

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Capital gains distributions can be taxed at different rates depending on the length of time the securities were held. Income designated as short-term capital gains are taxed at ordinary income rates, rather than the 15% “qualified dividend” rate. Distributions paid from any Fund’s long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares.

State and Local Taxes. Similar to the treatment of Fund distributions at the federal level, dividend income and capital gains distributions are generally considered taxable income at the state and local levels.

Taxability of Transactions. Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of Fund shares for shares in any other Madison Mosaic Fund will have similar tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received by the Funds to maintain accurate records of your investments.

Withholding. Account applications without a social security number will not be accepted. If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 28% of your Fund distributions (including redemption proceeds). Any fine assessed against the Funds that results from your failure to provide a valid social security or tax identification number will be charged to your account.

This section is not intended to be a full discussion of federal, state or local income tax laws and the effect of such laws on you. There may be other tax considerations applicable to a particular investor. You are urged to consult with your own tax advisor. In addition, please see the SAI for more information about taxes.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or since inception of the Fund, if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Grant Thornton LLP, whose report dated February 22, 2011, along with the Funds’ financial statements, is included in the annual report which is available upon request.

All data below is for the Class Y shares of the relevant Fund. Financial highlights for the Class R6 shares is not available since this share class is new.

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INVESTORS FUND

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$15.07	$11.31	$18.44	$20.57	$18.81
Investment operations:
Net investment income	0.09	0.05	0.08	0.20	0.09
Net realized and unrealized gain (loss) on investments	1.48	3.76	(6.28)	(0.21)	3.02
Total from investment operations	1.57	3.81	(6.20)	(0.01)	3.11
Less distributions:
From net investment income	(0.09)	(0.05)	(0.08)	(0.20)	(0.09)
From net capital gains	–	–	(0.85)	(1.92)	(1.26)
Total distributions	(0.09)	(0.05)	(0.93)	(2.12)	(1.35)
Net asset value, end of year	$16.55	$15.07	$11.31	$18.44	$20.57
Total return (%)	10.44	33.73	(33.40)	(0.18)	16.55
Ratios and supplemental data
Net assets, end of year (in thousands)	$42,882	$39,684	$28,030	$55,991	$176,861
Ratio of expenses to average net assets (%)	0.99	1.00	1.05	0.94	0.95
Ratio of net investment income to average net assets (%)	0.60	0.40	0.47	0.78	0.55
Portfolio turnover (%)	41	74	47	51	52

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MID-CAP FUND

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.55	$7.67	$12.87	$13.04	$11.99
Investment operations:
Net investment loss	(0.03)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	2.05	1.91	(4.71)	1.15	1.98
Total from investment operations	2.02	1.88	(4.74)	1.13	1.96
Less distributions from capital gains	–	–	(0.46)	(1.30)	(0.91)
Net asset value, end of year	$11.57	$9.55	$7.67	$12.87	$13.04
Total return (%)	21.15	24.51	(36.61)	8.62	16.32
Ratios and supplemental data
Net assets, end of year (in thousands)	$159,413	$140,548	$88,964	$146,378	$147,122
Ratio of expenses to average net assets (%)	1.25	1.26	1.26	1.25	1.25
Ratio of net investment income to average net assets (%)	(0.26)	(0.36)	(0.33)	(0.18)	(0.18)
Portfolio turnover (%)	57	63	76	43	47

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DISCIPLINED EQUITY

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.66	$8.81	$13.78	$14.07	$12.61
Investment operations:
Net investment income	0.07	0.01	0.09	0.06	0.07
Net realized and unrealized gain (loss) on investments	1.05	2.85	(4.80)	1.21	2.05
Total from investment operations	1.12	2.86	(4.71)	1.27	2.12
Less distributions:
From net investment income	(0.07)	(0.01)	(0.09)	(0.06)	(0.07)
From net capital gains	(0.03)	–	(0.17)	(1.50)	(0.59)
Total distributions	(0.10)	(0.01)	(0.26)	(1.56)	(0.66)
Net asset value, end of year	$12.68	$11.66	$8.81	$13.78	$14.07
Total return (%)	9.58	32.50	(34.20)	9.05	16.83
Ratios and supplemental data
Net assets, end of year (in thousands)	$98,981	$41,450	$3,072	$4,499	$4,081
Ratio of expenses to average net assets before fee waiver (%)	1.09	1.06	1.14	1.26	1.27
Ratio of expenses to average net assets after fee waiver (%)	0.99	0.96	1.06	N/A	N/A
Ratio of net investment income to average net assets before fee waiver (%)	0.68	0.49	0.72	0.41	0.54
Ratio of net investment income to average net assets after fee waiver (%)	0.78	0.60	0.80	N/A	N/A
Portfolio turnover (%)	40	62	63	70	54

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DIVIDEND INCOME FUND*

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$16.39	$13.29	$17.62	$18.39	$17.40
Investment operations:
Net investment income	0.19	0.17	0.25	0.28	0.23
Net realized and unrealized gain (loss) on investments	1.11	3.10	(3.72)	0.13	1.84
Total from investment operations	1.30	3.27	(3.47)	0.41	2.07
Less distributions:
From net investment income	(0.19)	(0.17)	(0.25)	(0.28)	(0.23)
From net capital gains	–	–	(0.61)	(0.90)	(0.85)
Total distributions	(0.19)	(0.17)	(0.86)	(1.18)	(1.08)
Net asset value, end of year	$17.50	$16.39	$13.29	$17.62	$18.39
Total return (%)	8.02	24.82	(19.92)	2.24	11.96
Ratios and supplemental data
Net assets, end of year (in thousands)	$12,256	$12,119	$10,139	$13,800	$16,267
Ratio of expenses to average net assets (%)	1.24	1.25	1.24	1.22	1.22
Ratio of net investment income to average net assets (%)	1.16	1.19	1.49	1.47	1.24
Portfolio turnover (%)	39	57	50	42	35

*   Formerly the Balanced Fund.

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NORTHROAD INTERNATIONAL FUND*

	Year Ended December 31,
	2010	2009
Net asset value, beginning of year	$11.92	$10.00**
Investment operations:
Net investment income (loss)	0.00[1]	(0.03)
Net realized and unrealized gain (loss) on investments	2.20	3.01
Total from investment operations	2.20	2.98
Less distribution:
From net investment income	0.00***	–
From net capital gains	(0.82)	(1.06)
Total distributions	(0.82)	(1.06)
Net asset value, end of year	$13.30	$11.92
Total return (%)	18.42	29.66
Ratios and supplemental data
Net assets, end of year (in thousands)	$1,763	$1,056
Ratio of expenses to average net assets (%)	1.25	1.24
Ratio of net investment income (loss) to average net assets (%)	0.02	(0.31)
Portfolio turnover (%)	61	74

*	Formerly the Small/Mid-Cap Fund.
**	The Fund commenced operations on January 1, 2009.
***	Greater than zero but less than a penny.

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Madison Mosaic Equity Trust has a statement of additional information (“SAI”), which is incorporated by reference into this prospectus, that includes additional information about each Fund. Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year. The SAI, the Funds’ annual and semi-annual reports and other information about the Funds are available without charge by calling 1-800-368-3195, or by visiting the Funds’ Internet site at http://www.mosaicfunds.com. Use the shareholder service number below to make shareholder inquiries.

You may also review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Transfer Agent

Madison Mosaic Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
www.mosaicfunds.com

Telephone Numbers

Shareholder Service
Toll-free nationwide: (888) 670 3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: (800) 336 3063

New Accounts
Toll-free nationwide: (800) 368 3195

SEC File Number 811-03615

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The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Subject to Completion, Dated December 16, 2011

Statement of Additional Information
Dated February 15, 2012

For use with the Prospectuses of the
Investors, Mid-Cap, Dividend Focused Equity, Disciplined Equity, and NorthRoad International Funds dated
February 15, 2012
and
For use with the Prospectus of the Madison Institutional Equity Option Fund
dated May 1, 2011

Madison Mosaic Equity Trust
550 Science Drive
Madison, Wisconsin 53711
800-368-3195
Ticker Symbol
Fund	Class Y	Class R6
Investors Fund	MINVX	N/A
Mid-Cap Fund	GTSGX	[_____]
Disciplined Equity Fund	MADEX	[_____]
Dividend Income Fund*	BHBFX	N/A
NorthRoad International Fund	NRIEX	[_____]

N/A Fund does not offer this share class.

This Statement of Additional Information (“SAI”) is not a prospectus. You should read this SAI with the prospectuses of Madison Mosaic Equity Trust (the “Trust”) bearing the dates indicated above (“Prospectuses”). You can obtain copies of the Prospectuses from Madison Mosaic Funds® at the address and telephone number shown above.

Audited financial statements for the Trust for the fiscal year ended December 31, 2010 appear in the Trust’s Annual Report to Shareholders for that period, which is incorporated herein by reference. In addition, unaudited financial statements for the six months ended June 30, 2011 appear in the Trust’s Semi-Annual Report to Shareholders for that period, which is also incorporated herein by reference. You can obtain copies of the Annual and Semi-Annual Reports at no charge by writing or calling Madison Mosaic Funds® at the address and telephone numbers shown above.

* Formerly known as the Balanced Fund.

TABLE OF CONTENTS

FUND HISTORY	1
DESCRIPTION OF THE FUNDS	1
Classification	1
Investment Strategies and Risks	1
Non-Fundamental Fund Policies	5
Fundamental Policies	7
Investment Percentage Limitations	8
Short-Term Investments	9
Portfolio Turnover	9
Disclosure of Portfolio Holdings	10
MANAGEMENT OF THE FUNDS	12
Trustees and Officers	12
Board Qualifications	16
Board Committees	16
Leadership Structure of the Board	17
Trustees’ Holdings	17
Independent Trustee Compensation	18
CODE OF ETHICS	18
PROXY VOTING POLICIES, PROCEDURES AND RECORDS	18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	19
INVESTMENT ADVISORY AND OTHER SERVICES	19
Investment Adviser	19
Subadviser to International Fund	21
Principal Distributor	22
Services Provided by Madison and Fund Expenses Paid by Third Parties	22
Services Agreement	22
Other Service Providers	23
PORTFOLIO MANAGERS	24
Other Accounts Managed	24
Compensation	26
Material Conflicts of Interest	26
Ownership of Securities	26
BROKERAGE ALLOCATION AND OTHER PRACTICES	27
CAPITAL STOCK AND OTHER SECURITIES	29
Summary	29
Shares and Classes of Shares	29
Share Splits and Liquidation Rights	30
Shareholder Meetings	30
Voting Rights	30
Shareholder Liability	30
Liability of Trustees and Others	31
PURCHASE, REDEMPTION AND PRICING OF SHARES	31
Offering Price	31
Shareholder Service Policies	32
Minimum Initial Investment and Minimum Balance	32
Special Service Charges	32

i

Share Certificates	32
Crediting of Investments	32
Purchase Orders from Brokers	32
Redemptions	33
Unusual Circumstances Resulting in Suspension of Payments	33
Final Payments on Closed Accounts	33
Payments in Kind	33
Address Changes and Lost Shareholder Accounts	33
Dividend Payments	34
TAXATION OF THE TRUST	34
Federal Income Tax Requirements	34
Tax Consequences to Shareholders	35
Wash Sales	35
Dividends Received Deduction	35
28% Withholding	35
Personal Holding Company	35
FINANCIAL STATEMENTS	36
APPENDIX A	37

ii

FUND HISTORY

Madison Mosaic Equity Trust (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Trust has six separate portfolios or funds (each, a “Fund” and collectively, the “Funds”), as follows:

(1)	Investors Fund—continuing the operations of Bascom Hill Investors, Inc., which merged into the Investors Fund in June 1997. Before the merger, the fund was known as the Select Growth Fund;
(2)	Mid-Cap Fund—known as the Mid-Cap Growth Fund before January 1, 2002 and as the Special Growth Fund before May 12, 1997;
(3)	NorthRoad International Fund—prior to becoming an international stock fund, the fund was known and managed as the Small/Mid Cap Fund until June 30, 2011 and had its inception on December 31, 2008;
(4)	Dividend Income Fund— prior to becoming a dividend income fund, the fund was known and managed as the Balanced Fund until February 15, 2012. The Balanced Fund continued the operations of Bascom Hill Balanced Fund, Inc., which merged into what was then known as the Equity Income Fund in June 1997;
(5)	Disciplined Equity Fund—known as the Foresight Fund prior to May 1, 2008, was an asset allocation fund prior to May 1, 2007 and an international emerging markets fund called the Worldwide Growth Fund prior to January 1, 1998; and
(6)	Madison Institutional Equity Option Fund (“MADOX”)—with an inception date of March 31, 2006.

The Trust was originally known as GIT Equity Trust. The Trust changed its name in 1997 to Mosaic Equity Trust. Since 2006, the Trust has been known as Madison Mosaic Equity Trust.

Currently, Madison Investment Advisors, LLC (“MIA”) serves as the investment adviser to each of the Funds, except MADOX, which is managed by Madison Asset Management, LLC (“MAM”). Both MIA and MAM are controlled subsidiaries of Madison Investment Holdings, Inc. (MAM is a direct subsidiary and MIA is an indirect subsidiary). The subadviser to the NorthRoad International Fund (“International Fund”) is NorthRoad Capital Management LLC (“NorthRoad” or the “Subadviser”) which, like MIA, is an indirect subsidiary of Madison Investment Holdings, Inc. Because MIA and MAM share office space and investment management personnel, for ease of reference, the term “Madison” will be used to refer to both entities and, unless otherwise stated, will also refer to NorthRoad as subadviser to the International Fund.

DESCRIPTION OF THE FUNDS

Classification

The Trust is a diversified open-end management investment company, commonly known as a mutual fund. The Trust currently offers six series of shares for sale: (1) Investors Fund shares, (2) Mid-Cap Fund shares, (3) International Fund shares, (4) Dividend Income Fund shares, (5) Disciplined Equity Fund shares and (6) Madison Institutional Equity Option Fund shares, each managed as a diversified fund.

Investment Strategies and Risks

All of the Funds seek to achieve their investment objectives through diversified investments principally in equity securities, with the International Fund principally invested in international equity securities. The investment objectives of the Funds are described in the Prospectuses. You should also read the Prospectuses for information about each Funds’ principal investment strategies and risks.

If any Fund is ever required to notify you that it will be making a change to an investment policy reflected in its name, you will receive a separate written explanation of the change at least 60 days in advance. This notice will contain a statement in bold-face type alerting you that the notice is an “Important Notice Regarding Change in Investment Policy” and this statement will also be on the envelope uses to mail the notice to you (unless, of course, the notice is the only material being sent to you).

In addition to the principal investment strategies described in the Prospectuses, the following describes additional investment strategies. Also discussed are the risks associated with such strategies that you should understand.

Covered Call Options. Madison may write “covered call options” for each Fund against any of its portfolio securities. These options contracts are sold on a national options exchange or in the over-the-counter market allowing the purchaser of the contract to buy specified underlying securities at a specified price (the “strike price”) prior to a specified expiration date. Writing covered call options may increase the Fund’s realized gains, because a fee (the “premium”) is received by the Fund for each option contract written. However, unless the option contract is exercised, it has no other ultimate impact on the Fund. The premium received, plus the strike price of the option, will always be greater than the value of the underlying securities at the time the option is written. When an option contract is “covered” it means that the Trust, as the writer of the option contract, holds in its portfolio the underlying securities described in the contract or securities convertible into such securities. Thus, if the holder of the option decides to exercise his purchase rights, the Fund may sell at the strike price securities it already holds in the portfolio or may obtain by conversion (rather than risking having to first buy the securities in the open market at an undetermined price). However, an option contract would not normally be exercised unless the market price for the underlying securities specified were greater than the strike price. Thus, when an option is exercised, Madison will normally be (i) forced to sell portfolio securities at a price below their current market value, or (ii) required to buy a corresponding call contract at a price reflecting this price differential to offset the call contract previously written (such an offsetting call contract purchase is called a “closing purchase transaction”).

To the extent Madison writes covered call options for any Fund, Madison will be foregoing any opportunity for appreciation on the underlying securities above the strike price during the period before the option contract expires. Madison may close out call option contracts written at any time in closing purchase transactions, but there is no assurance that Madison will be able to effect such transactions at any particular time or at an acceptable price. Madison will select all of the Fund’s investments on a basis consistent with its investment policies, notwithstanding the potential for additional premium gains from option writing.

If Madison misgauges market values or other economic factors when engaging in a defensive strategy of investing in options, the applicable Fund may be worse off than had it not employed the defensive strategy. While defensive strategies can reduce the risk of loss, they can also reduce the opportunity for gain since they offset favorable price movements. The use of defensive strategies may result in a disadvantage to the fund if it is not able to purchase or sell a portfolio holding at an optimal time. This can happen if it needs to cover its position or if there is no market for its position.

As a general rule, a Fund will recognize short-term capital gains (taxed as ordinary income) upon the expiration of an option that it has written. Likewise, if a Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Because covered call writing is a principal strategy of the Madison Institutional Equity Option Fund, investors in that fund should refer to the more detailed description of tax-related matters related to covered call writing contained in the “Tax Risk” section of the Prospectus.

When-Issued Securities. Madison may purchase and sell securities for any Fund on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions happen when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a date later than normal settlement. For example, Madison may purchase newly issued bonds on a when-issued basis, with payment and delivery to take place 15 to 45 days after Madison commits to the purchase. Fluctuations in the value of securities Madison agrees to buy or sell on a when-issued basis may increase changes in a Fund’s value. This is because the fluctuations in value must be added to changes in the values of securities actually held in the Fund during the same period.

When engaging in when-issued or delayed delivery transactions, Madison must rely on the seller or buyer to complete the transaction at the scheduled time. If the other party fails to do so, Madison might lose an opportunity for a more advantageous purchase or sale. If the transaction is completed, intervening changes in market conditions or the issuer’s financial condition could make it less advantageous than investment alternatives available at the time of settlement. While Madison will only commit to security purchases it intends to complete on behalf of a Fund,

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Madison may sell any securities purchase contracts before settlement of the transaction. If this occurs, the Fund could realize a gain or loss despite the fact that the original transaction was never completed.

When Madison purchases when-issued securities, it will take certain actions to protect the Trust. Namely, Madison will maintain in a segregated account a combination of designated liquid investments and cash sufficient in value to provide adequate funds to complete the scheduled purchase.

Repurchase Agreement Transactions. A repurchase agreement involves acquiring securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price. Repurchase agreements are a highly flexible medium of investment. This is because they may be made for very short periods, including maturities of only one day. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered loans and the securities involved may be viewed as collateral. If Madison invests in repurchase agreements, the Funds could be subject to the risk that the other party may not complete the scheduled repurchase. In that case, the Funds would be left holding securities. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Funds could suffer a loss of principal or interest. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Funds could encounter restrictions on the exercise of their rights under the repurchase agreement.

Reverse Repurchase Agreements. If any Fund requires cash to meet redemption requests and Madison determines that it would not be advantageous to sell portfolio securities to meet those requests, then Madison may sell the Fund’s securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a “reverse repurchase agreement.” It has the practical effect of constituting a loan to the Fund, the proceeds would be used to meet cash requirements for redemption requests. During the period of any reverse repurchase agreement, the affected Fund would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Fund outright. If Madison engages in reverse repurchase agreement transactions for any Fund, Madison will take steps to protect the Fund. Madison will maintain in a segregated account a combination of designated liquid securities and cash that is sufficient in aggregate value to provide adequate funds to complete the repurchase.

Loans of Fund Securities. In certain circumstances, Madison may be able to earn additional income for the Funds by loaning portfolio securities to a broker-dealer or financial institution. Madison may make such loans only if cash or U.S. Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Funds by the borrower and maintained in a segregated account at full market value each business day. During the term of any securities loan, the borrower must pay the applicable Fund all dividend and interest income earned on the loaned securities. At the same time, the Fund will also be able to invest any cash portion of the collateral or otherwise charge a fee for making the loan, thereby increasing the Fund’s overall potential return. If Madison makes a loan of securities, the affected Fund would be exposed to the possibility that the borrower of the securities might be unable to return them when required. This would leave the Fund with the collateral maintained against the loan. If the collateral were of insufficient value, the Fund could suffer a loss.

Any loans by the Funds of portfolio securities will be made in accordance with applicable guidelines established by the Securities and Exchange Commission (the “SEC”) and under procedures adopted by the Board of Trustees of the Trust. In determining whether to lend securities to a particular broker, dealer or other financial institution, Madison will consider the creditworthiness of the borrowing institution. Madison will not enter into any securities lending agreement having a duration of greater than one year.

American Depository Receipts. Madison may invest in American Depository Receipts (“ADRs”) on behalf of the Funds. These instruments are negotiable receipts for a given number of shares of securities in a foreign corporation. The foreign stock certificates remain in the custody of a foreign bank. ADRs are issued by large commercial U.S. banks and traded in U.S. markets or on U.S. exchanges. The ADR represents the depository bank’s guarantee that it holds the underlying securities. Madison may invest in an ADR in lieu of trading in the underlying shares on a foreign market. ADRs are subject to a degree of U.S. regulation and are denominated in U.S. dollars.

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Convertible Securities. In addition to other equity securities, Madison may invest in “convertible securities” on behalf of the Funds. Securities convertible into common stocks and securities having equity characteristics are bonds that are convertible into a specific number of shares of the common stock of the issuer either at any time or usually at a specific future date at a determined price per share of common stock. Such bonds tend to participate in a substantial portion of the price appreciation of the underlying common stock. At the same time, they often enjoying some protection against depreciation due to higher interest rates afforded most bonds and because of the anticipation of the bond’s maturity. Madison anticipates that convertible securities will represent less than 25% of any Fund’s total assets. All convertible bonds must meet the same quality ratings required of corporate bonds, as described for commercial paper below. The risks involved in investment in convertible securities are similar to the risks of investment in the underlying common stocks.

Financial Futures Contracts. Madison may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities for the Funds. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, Madison obligates the affected Fund to make delivery of the security against payment of the agreed price.

Madison will use financial futures contracts only when it intends to take or make the required delivery of securities. However, if it is economically more advantageous to do so, Madison may acquire or sell the same securities in the open market instead and concurrently liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position. A financial futures contract for a purchase of securities is called a “long” position, while a financial futures contract for a sale of securities is called a “short” position. A short futures contract acts as a hedge against a decline in the value of an investment. This is because it locks in a future sale price for the securities specified for delivery against the contract. A long futures contract acts to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged. Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract. This transaction may result in either a gain or loss. When part of a hedging transaction, this gain or loss is expected to offset corresponding losses or gains on the hedged securities.

If Madison uses financial futures contracts for the Funds, it would do so as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, Madison may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Funds will incur brokerage fees in connection with any futures transactions. Also, the Funds will be required to deposit and maintain cash or Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts, Madison takes steps to protect the Funds. Madison will maintain in a segregated account (including brokerage accounts used to maintain the margin required by the contracts) a combination of liquid, high grade investments and cash that is sufficient in aggregate value to provide adequate funds to complete the purchase.

While Madison may use futures to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Funds may benefit from using financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Funds had not entered into any such contracts.

The Commodity Futures Exchange Commission (the “CFTC”), a federal agency, regulates trading activity in futures contracts and related options contracts pursuant to the Commodity Exchange Act, as amended (the “CEA”). The CFTC requires the registration of a Commodity Pool Operator (“CPO”), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has

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adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The Funds have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

Foreign Securities. Madison may invest up to 25% of the assets of the Investors, Mid-Cap, Disciplined Equity, Dividend Income and Madison Institutional Equity Option Funds, and up to 100% of the assets of the International Fund, in securities of foreign issuers that are listed on a recognized domestic or foreign exchange. Foreign investments involve certain special considerations not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the affected Fund to hold temporary foreign currency bank deposits while transactions are completed. The Fund might benefit from favorable currency exchange rate changes, but it could also be affected adversely by changes in exchange rates. Other risks include currency control regulations and costs incurred when converting between various currencies. Furthermore, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts.

Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

Securities with Variable Interest Rates. Some of the securities Madison purchases for the Funds may carry variable interest rates. Securities with variable interest rates normally are adjusted periodically to pay an interest rate that is a fixed percentage of some base rate, such as the “prime” interest rate of a specified bank. The rate adjustments may be specified either to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes. Certain of these variable rate securities may be payable by the issuer upon demand of the holder, generally within seven days of the date of demand. Others may have a fixed stated maturity with no demand feature. Variable rate securities may offer higher yields than are available from shorter-term securities. When interest rates generally are falling, the yields of variable rate securities will tend to fall. Likewise, when rates are generally rising, variable rate yields will tend to rise.

Variable rate securities may not always be rated and may not have a readily available secondary market. Madison’s ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par. Madison will monitor on an ongoing basis the revenues and liquidity of issuers of variable rate securities and the ability of such issuers to pay principal and interest pursuant to any demand feature.

Non-Fundamental Fund Policies

The Funds have a number of limitations on their investment activities designated as “Non-Fundamental Policies.” These limitations are described below. By designating these policies as non-fundamental, the Funds’ Board of Trustees can change them without a vote of Fund shareholders. The investment objective of each Fund is not a fundamental policy and, therefore, may be changed without shareholder approval.

•	Derivatives. Madison may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements as described in the “—Investment Strategies and Risks” section above; however,

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Madison has not purchased financial futures contracts or engaged in any reverse repurchase agreement transaction for the Funds since assuming management of the Trust. It is Madison’s policy never to invest in any other type of so-called “derivative” securities, including, but not limited to, options on futures contracts, swaps, caps, floors and other synthetic securities. The Funds’ Board of Trustees must provide advance approval for any deviation from this policy.

•	Options Contracts. Madison will not sell the securities covering an option contract written prior to its expiration date unless Madison purchases substitute covering securities or unless the contract written is first offset in a closing purchase transaction. Except as disclosed in the Prospectus of the Madison Institutional Equity Option Fund, Madison will not write additional option contracts if more than 25% of the assets of any Fund (other than the Madison Institutional Equity Option Fund) would then be required to cover the options written.

•	Securities Loans. If Madison loans any Fund securities, it is Madison’s policy to have the option to terminate any loan at any time upon 7 days’ notice to the borrower. The Funds may pay fees for the placement, administration and custody of securities loans, as appropriate.

•	Assets as Collateral. Madison will not pledge, mortgage or hypothecate in excess of 10% of any Fund’s net assets at market value.

•	Repurchase and Reverse Repurchase Agreements. Madison requires delivery of repurchase agreement collateral to the Funds’ custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, Madison requires that such collateral be registered in the custodian’s name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, Madison could encounter restrictions on the exercise of the affected Fund’s rights under the repurchase agreement. It is Madison’s policy to limit the financial institutions with which it engages in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Board of Trustees. Madison’s current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed 5% of a Fund’s total assets.

•	Bond Quality Classifications. To the extent Madison invests in fixed-income securities on behalf of the Funds, Madison only purchases “investment grade” fixed-income securities. Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security. For example, a top rated long-term security will be rated AAA by Standard & Poor’s Corporation while a top rated short-term security will be rated A-1 by Standard & Poor’s.

Investment grade securities can be further classified as either “high grade” or “medium grade.” As used in this SAI, “high grade” securities include U.S. Government securities and those municipal securities which are rated AAA, AA, A-1, or SP-1 by Standard & Poor’s Corporation; or Aaa, Aa, P-1, MIG-1, MIG-2, VMIG-1, or VMIG-2 by Moody’s Investors Service, Inc. “Medium grade” municipal securities are those rated A, BBB, A-2, A-3, SP-2 or SP-3 by Standard & Poor’s; or A, Baa, P-2, P-3, MIG-3, or VMIG-3 by Moody’s. For unrated securities, Madison may make its own determinations of those investments it classifies as “high grade” or “medium grade,” as a part of the exercise of its investment discretion. However, Madison makes such determinations by reference to the rating criteria followed by recognized rating agencies. Madison’s quality classification procedure is subject to review by the Board of Trustees. Within the established quality parameters, Madison is free to select investments for each Fund in any quality rating mix Madison deems appropriate. Madison will base the mix on its evaluation of the desirability of each investment in light of its relative yield and credit characteristics.

If, in the judgment of a majority of the Board of Trustees of the Trust, it becomes inadvisable to continue any Fund policy, then the Board may change any such policies without shareholder approval. Before any such changes are made, you will receive 30 days’ written notice.

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Fundamental Policies

The Funds have a number of limitations on their investment activities designated as “Fundamental Policies.” These limitations are described below. By designating these policies as fundamental, neither Madison nor the Board of Trustees can change them without a majority vote of Fund shareholders.

•	Illiquid Investments. With respect to any Fund, Madison will not invest in securities for which there is no readily available market if, at the time of acquisition, more than 15% of the Fund’s net assets would be invested in such securities. A security is considered illiquid if it cannot be disposed of in an orderly fashion within seven business days at approximately the same price at which it is currently valued (recognizing that the market fluctuates from day to day, so that a security is not considered illiquid due to normal market fluctuation causing the price to change from one day to the next).

•	Restricted Investments/Diversification. Madison will not invest more than 5% of the value of the total assets of a Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). Madison will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by a Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security. Under all circumstances, each Fund will be operated as a “diversified company,” as that term is defined under the 1940 Act.

•	Seasoned Issuers. Madison will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of a Fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.

•	Industry Concentration. In purchasing securities for any Fund (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities), Madison will limit such investments so that not more than 25% of the assets of each Fund is invested in any one industry.

•	Financial Futures Contracts. Madison will not purchase or sell futures contracts for any Fund if, immediately afterward, the sum of the amount of margin deposits of the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets.

•	Borrowing and Lending. Madison will not obtain bank loans for any Fund except for extraordinary or emergency purposes in conformance with the 1940 Act and the regulations thereunder. Madison will not borrow for the purpose of making investments except as described below.

Madison may enter into reverse repurchase agreements for any Fund in amounts up to 25% of the Fund’s total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. Madison will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding 1/3 of a Fund’s total assets for any purpose. Madison will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of a Fund’s net assets taken at cost, and only for extraordinary or emergency purposes. Madison will not loan more than 2/3 of a Fund’s securities (calculated as a percentage of gross assets). For any portfolio securities loaned, Madison will require the Fund to be provided collateral satisfactory to the Board of Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

•	Underwriting. No Fund may act as an underwriter or engage in underwriting activities.

•	Other Prohibited Activities. In addition to the foregoing, no Fund may:

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(1)	make short sales or maintain a short position, except in circumstances where the Fund owns at least an equal amount of securities (or securities convertible or exchangeable into such securities) and provided that not more than 25% of the Fund’s net assets may be held as collateral for such sales (this does not apply to the covered call writing strategy of the Madison Institutional Equity Option Fund);

(2)	purchase securities on margin (except for customary credit used in transaction clearance);

(3)	invest in oil, gas or other mineral exploration or development programs; provided that this restriction does not prevent the Fund from investing in securities of companies engaged in the oil, gas or mineral exploration industries or, for the International Fund, investing in exchange traded funds in those industries, subject to applicable limitations on investments in other investment companies;

(4)	invest in commodities; provided that this prohibition does not prevent the Fund from using financial futures contracts to make purchases or sales of securities, so long as the transactions would otherwise be permitted under the Fund’s investment policies;

(5)	invest in real estate; provided that this restriction does not prevent the Fund from buying securities that are secured by real estate, nor does it prevent the Fund from buying interests in real estate investment trusts (“REITs”);

(6)	(for all Funds, except the International Fund): acquire shares of other investment companies; provided that this restriction does not apply (A) to any investment in any money market mutual fund or unit investment trust so long as such investment in any one issuer does not exceed 5% of the Fund’s net assets and such investments in the aggregate do not exceed 10% of the Fund’s net assets, or (B) in connection with an investment company merger, consolidation, acquisition or reorganization; (for the International Fund): acquire shares of other investment companies to the extent that (i) such investment in any one issuer would exceed 5% of the Fund’s net assets, or (2) such investments in the aggregate would exceed 10% of net assets, and provided that this restriction will not apply in connection with an investment company merger, consolidation, acquisition or reorganization;

(7)	knowingly take any investment action that has the effect of eliminating the Fund’s tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”);

(8)	purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company;

(9)	purchase or retain the securities of any issuer if, to Madison’s knowledge, the holdings of those of the Funds’ officers and trustees and officers of the Madison who beneficially hold 1/2% or more of such securities, together exceed 5% of such outstanding securities; and

(10)	purchase put options or write call options (or purchase offsetting call options in closing purchase transactions) unless the put option purchased or call option written is covered by Fund securities, whether directly or by conversion or exchange rights.

Investment Percentage Limitations

Except for the limitations on borrowing and except as otherwise stated, if the percentage restrictions described above under Non-Fundamental Policies and Fundamental Policies, or any restrictions contained elsewhere in this SAI or in the Prospectuses covering Fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the applicable restrictions. When calculating the average maturity of fixed-income

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investments, the Funds will normally consider the weighted average life of any mortgage backed securities since prepayment options effectively shorten the maturity of such securities

Short-Term Investments

To meet redemption requests, because of volatile market conditions or for other reasons deemed appropriate by Madison, Madison may invest, on behalf of the Funds and on a short-term basis, in any of the following U.S. dollar denominated investments:
(1)	U.S. Government securities;
(2)	obligations of banks having total assets of $750 million or more;
(3)	commercial paper having one of the top three quality ratings described below;
(4)	other corporate and foreign government obligations of investment grade issued and sold publicly within the United States; and
(5)	repurchase agreements secured by any of the foregoing securities.

“U.S. Government securities” are obligations issued or guaranteed by the United States Government, its agencies and instrumentalities. U.S. Government securities include direct obligations of the United States issued by the U.S. Treasury, such as Treasury bills, notes and bonds. Also included are obligations of the various federal agencies and instrumentalities, such as the Government National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks, the Small Business Administration and the Student Loan Marketing Association. Except for Treasury securities, all of which are full faith and credit obligations, U.S. Government securities may either be agency securities backed by the full faith and credit of the United States or only by the credit of the particular federal agency or instrumentality which issues them. Some such agencies have borrowing authority from the U.S. Treasury, while others do not.

“Bank obligations” that are eligible as short-term investments are certificates of deposit (“CDs”), bankers acceptances (“BAs”) and other obligations of banks having total assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. CDs may be marketable or may be redeemable upon demand of the holder. BAs are time drafts drawn against a business, often an importer, and “accepted” by a bank that agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

We will not invest in non-transferable time deposits that have penalties for early withdrawal if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the each Fund’s total assets.

“Commercial paper” describes unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis and may be rated A-1, P-1, A-2, P-2, A-3 or P-3.

Portfolio Turnover

Madison does not expect to engage in short-term trading for the Funds, but securities may be purchased and sold in anticipation of market interest rate changes, as well as for other reasons. Madison anticipates that annual portfolio turnover for the Funds will generally not exceed 100%, but actual turnover will not be a limiting factor if Madison believes it is desirable to make purchases or sales. The Madison Institutional Equity Option Fund may be subject to higher turnover rates as securities upon which calls are written are called away.

For the two fiscal years ended December 31, 2010, portfolio turnover for each Fund was as follows:

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Fund	2010	2009
Investors Fund	41%	74%
Mid-Cap Fund	57%	63%
International Fund[1]	61%	74%
Dividend Income Fund[2]	39%	57%
Disciplined Equity Fund	40%	62%
MADOX	81%	46%

[1]	Portfolio turnover for the International Fund reflects its operation as a small/mid-cap domestic equity fund prior to adopting its current international strategies effective June 30, 2011.
[2]	Portfolio turnover for the Dividend Income Fund reflects its operation as a balanced fund prior to adopting its current strategies effective February 15, 2012.

Disclosure of Portfolio Holdings

The Funds may disclose portfolio holdings under a variety of circumstances. Except as disclosed below, the Funds apply their policies and procedures regarding disclosure of portfolio holdings uniformly to all categories of persons.

In order to prevent insider trading from occurring as a result of portfolio disclosure and to otherwise protect the interests of shareholders, no portfolio disclosures will be made until five business days have passed since the end of the period for which disclosure is made (i.e., a week after any month or quarter end). The Funds’ policy is that if the officers of the Funds determine that shareholder interests will not be compromised by public disclosure sooner than five business days, then the Chief Compliance Officer may approve earlier public disclosure. The Funds’ policies regarding portfolio holdings disclosure are part of the Funds’ overall compliance procedures subject to review by the Chief Compliance Officer and approval by the Board of Trustees. At least annually, the Board and the Chief Compliance Officer will review these policies to determine if they remain in the interest of shareholders or if any changes to the policies are appropriate or necessary.

After the Chief Compliance Officer has approved the form, content and timing of any disclosures of portfolio information that may be made in conformance with the Funds’ compliance procedures, the officers of the Funds may authorize disclosure of a Fund’s portfolio securities and other portfolio information. However, because such information will be publicly disclosed on the applicable Fund’s Internet site (as discussed below), all such disclosures must comply with applicable mutual fund advertising requirements, including approval by a registered broker/dealer principal of the Funds’ distributor and applicable interpretations of the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

On a monthly basis, all Fund portfolio holdings information is posted for the Investors, Mid-Cap, International, Dividend Income and Disciplined Equity Funds (collectively, the “Core Funds”), together with the number of shares/par value, on the Core Funds’ web site at www.mosaicfunds.com; however, for the International Fund, portfolio holdings information is posted quarterly and not monthly. The Core Funds may also include an annotation regarding additions to or deletions from the list of portfolio holdings from the previous information posted. “Fund summaries” also are posted for each Core Fund at www.mosaicfunds.com quarterly. Such summaries contain a list of top ten holdings as of the end of the previous quarter. This information will match the top ten holdings information on each Core Fund’s complete portfolio schedule filed with the SEC quarterly on Forms N-CSR and N-Q within 60 days of quarter end. However, it will generally be posted to the website site sooner than the filing of Forms N-CSR and N-Q (subject to the five business day rule described above). Core Fund summaries will contain a variety of portfolio characteristics such as sector diversification, median market capitalization, and similar matters, depending on the Fund.

The Madison Institutional Equity Option Fund will post top 10 fund holdings to its website on a quarterly basis. Complete portfolio holdings will be disclosed only on Forms N-CSR and N-Q filed quarterly with the SEC. The semi-annual reports contained in Form N-CSR are also be posted to the Fund’s website at www.madisonfunds.com.

In addition to the foregoing, the Funds may provide information in marketing materials that include a discussion of changes to Fund portfolios during the quarter. This includes summary disclosure of one or more reasons for buying

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or selling a security or a detailed “analysis” or example of Madison’s “process” regarding the security. To ensure uniformity and fairness of any such disclosures, copies of any written materials containing such summary disclosure shall be posted to the applicable Fund’s website no later than such information is made to any other third party. In this manner, the Funds seek to avoid the appearance that they are making any “selective” disclosures about any Fund to any party in any manner that would provide any financial advantage to the person receiving such information.

There may be situations where selective disclosure is in the interests of Fund shareholders. However, non-public disclosures may not be made on an ongoing basis to any person or entity until and unless (1) such disclosure is approved by the Funds’ Chief Compliance Officer, (2) any applicable disclosures about such ongoing program are made in this SAI, and (3) the Funds have obtained a representation from the party receiving such ongoing information that it understands and will abide by applicable rules against insider trading on such information and will keep such information confidential. The Chief Compliance Officer is required to make a report of any such approved ongoing arrangements quarterly to the Board of Trustees.

Unless an independent third party reporting agency provides the Funds with the representations described above, the Funds will not provide portfolio information to independent third party reporting agencies until such information is publicly available. As of the date of this SAI, the Funds provide no ongoing, non-public disclosure of portfolio information to any consultants or third party reporting agencies and have no plans to do so.

As of the date of this SAI, the Funds have ongoing arrangements with the following unaffiliated entities to make available portfolio holdings information:

•	U.S. Bank, pursuant to the Funds’ custodian agreement, where all Fund portfolio transactions settle. Each Fund’s portfolio information is reconciled with its custody accounts daily.
•	Grant Thornton LLP, the Funds’ independent registered public accountant, whereby Fund portfolio holdings information is provided in connection with the preparation of the Funds’ audited financial statements.
•	Pixel Typesetting, a company the Funds may use to format some of the portfolio holdings disclosures described above and to arrange for printing of the Funds’ financial statements.
•	Clarity Technology, an information technology vendor that may have incidental access to portfolio information in the course of providing computer-related maintenance and support services to the Funds and affiliates of the Funds.
•	Linedata Systems, also known as Global Investment Systems, the licensor of the Funds’ portfolio accounting computer software systems that may have incidental access to portfolio information in the course of providing information technology services associated with the maintenance and servicing of such software.

In connection with providing investment advisory services to its clients (including the Funds), Madison also discloses non-public portfolio holdings information to FactSet Research Systems, Inc. (provides analytics for portfolio management processing (daily)) and SunGuard (performs certain compliance related functions for Madison (daily)). Madison also provides trade information (not portfolio holdings data) to Bloomberg, L.P. (provides trade order management system (daily)); Derivative Solutions, WONDA, and Thompson-Reuters Baseline (all for portfolio analysis and modeling (daily)); and Morningstar and Lipper (for mutual fund analysis (35 day lag)).

With respect to each such arrangement, the Funds have a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. Neither the Funds nor Madison or its employees or affiliates receive any compensation or other consideration in connection with such arrangements. Of course, the Funds will disclose portfolio holdings information in response to authorized securities regulators. Also, any employees of Madison and its affiliates who may have access to portfolio information are subject to Madison’s Code of Ethics and rules to prevent insider trading.

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MANAGEMENT OF THE FUNDS

Trustees and Officers

The Funds are governed by the Board of Trustees. The Board has the duties and responsibilities set forth under the applicable laws of the State of Massachusetts, including but not limited to the management and supervision of the Funds.

The Board of Trustees, from time to time, may include individuals who may be deemed to be affiliated persons of Madison. At all times, however, a majority of Board members will not be affiliated with Madison or the Funds. Board members serve indefinite terms, while officers of the Funds are elected annually.

The Funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, or as otherwise required by the 1940 Act or the Funds’ Declaration of Trust.

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 53711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank 1960	President, 1996 – Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of MIA), Executive Director and Chief Operating Officer, 2010 – Present; Managing Director and Vice President, 1986 – 2010

Madison Asset Management, LLC (“MAM”), Executive Director and Chief Operating Officer, 2010 – Present; Vice President, 2004 –2010

Madison Investment Advisors, LLC (“MIA”), Executive Director and Chief Operating Officer, 2010 – Present; President, 1996 – 2010

Madison Mosaic Funds (13 funds, including the Funds), President, 1996 – Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 – Present;
		Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 – Present	Madison Mosaic Funds (all but the Funds), 2001 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 – Present
Frank E. Burgess[1] 1942	Trustee and Vice President, 1996 – Present	MIH, Founder, Executive Director and President, 2010 – Present; Managing Director and President, 1973 – 2010

MAM, Executive Director and President, 2010 – Present; President, 2004 – 2010

		MIA, Executive Director and President, 2010 – Present	Madison Mosaic Funds (13), 1996 – Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 – Present

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Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
		Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 – Present; Madison Strategic Sector Premium Fund, Vice President, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present	Capitol Bank of Madison, WI, 1995 – Present American Riviera Bank of Santa Barbara, CA, 2006 – Present
Jay R. Sekelsky 1959	Vice President, 1996 – Present	MIH, Executive Director and Chief Investment Officer, 2010 – Present; Managing Director and Vice President, 1990 – 2010

MAM, Executive Director and Chief Investment Officer, 2010 – Present

MIA, Executive Director and Chief Investment Officer, 2010 – Present; Vice President, 1996 – 2010

		Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 – Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present	N/A
Paul Lefurgey 1964	Vice President, 2009 – Present	MIH, Managing Director and Head of Fixed Income Investments, 2005 – Present

MAM and MIA, Managing Director and Head of Fixed Income Investments, 2010 – Present

MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President 2003 – 2005

		Madison Mosaic Funds (13 funds, including the Funds), Vice President, 2009 – Present; Madison Strategic Sector Premium Fund, Vice President, 2010 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present	N/A
Greg D. Hoppe 1969	Treasurer, 2009 – Present Chief Financial Officer, 1999 – 2009	MIH and MIA, Vice President, 1999 – Present; MAM, Vice President, 2009 – Present

Madison Mosaic Funds (13 funds, including the Funds), Treasurer, 2009 – Present; Chief Financial Officer, 1999 – 2009

Madison Strategic Sector Premium Fund, Treasurer, 2009 – Present; Chief Financial Officer, 2005 – 2009

		Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 – Present;	N/A

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Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Treasurer, 2009 – Present
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 – Present	MIH and MIA, Vice President, 2010 – Present; MAM, Vice President, 2009 – Present

Madison Mosaic Funds (13 funds, including the Funds), Secretary and Assistant Treasurer, 2009 – Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 – Present

MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Assistant Treasurer, 2009 – Present; Secretary, 1999 – Present; Treasurer, 2008 – 2009; Assistant Treasurer, 1997 – 2007

		MCA, Director-Mutual Funds, 2008 – 2009; Director-Mutual Fund Operations, 2006 – 2008; Operations Officer-Mutual Funds, 2005 – 2006; Senior Manager-Product & Fund Operations, 2001 – 2005	N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 – Present Corporate Counsel and Assistant Secretary, 2009 – Present General Counsel and Secretary, 1992 – 2009	MIH, MAM, MIA, and Madison Scottsdale, LC (an affiliated investment advisory firm of MIA), Chief Compliance Officer and Corporate Counsel, 2009 – Present; General Counsel and Chief Compliance Officer, 1996 – 2009

Mosaic Funds Distributor, LLC (an affiliated brokerage firm of MIA), Principal, 1998 – Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of MIA), General Counsel, 1996 – 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of MIA), Chief Compliance Officer and Corporate Counsel, 2011 – Present

Madison Mosaic Funds (13 funds, including the Funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 – Present; Secretary, General Counsel, Chief Compliance Officer, 1992 – 2009

Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 – Present; Secretary, General Counsel, Chief Compliance Officer, 2005 – 2009

		MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present	N/A

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Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present	MIH, MAM, MIA, Madison Scottsdale, LC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 – Present

NorthRoad, General Counsel & Chief Legal Officer, 2011 – Present

Madison Mosaic Funds (13 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present

CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 – 2009

		Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994–2007	N/A

[1]	“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/ Trusteeships
Philip E. Blake 1944	Trustee, 2001 – Present	Retired investor Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 – 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 – 2000	44	Edgewood College, 2003 – Present; Chairman of the Board, 2010 – Present

Nerites Corporation (technology company), 2004 – Present

				Madison Mosaic Funds (13 funds, including the Funds), 2001 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 – Present
James R Imhoff, Jr. 1944	Trustee, 1996 – Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 – Present	44	Park Bank, 1978 – Present Madison Mosaic Funds (13 funds, including the Funds), 1996 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; Madison/Claymore Covered Call and

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Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/ Trusteeships
Equity Strategy Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 – Present
Lorence D. Wheeler 1938	Trustee, 1996 – Present	Retired investor Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 – 1997	44	Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 – Present

Madison Mosaic Funds (13 funds, including the Funds), 1996 – Present; Madison Strategic Sector Premium Fund. 2005 – Present;
Madison/Claymore Covered Call and Equity Strategy Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 – Present

[1]	Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
[2]	As of the date of this SAI, the Fund Complex consists of the Trust with 6 portfolios (i.e., the six Funds), the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Income, Tax-Free and Government Money Market Trusts, which together have 7 portfolios, for a grand total of 44 separate portfolios in the Fund Complex. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

All interested Trustees and officers of the Funds are employees of Madison. Since Madison serves as the investment adviser to the Funds, each of these individuals is considered an “interested person” of the Funds as the term is defined in the 1940 Act.

Board Qualifications

The members of the Board of Trustees each have experience which led Fund management to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this SAI. Mr. Burgess is the founder and President of Madison and has over 30 years of experience in the investment management business. He is the sole member of the Board who is considered “interested” under the 1940 Act. Regarding the Independent Trustees, all three of them have substantial experience operating and overseeing a business, whether it be the retirement plan business (for Mr. Wheeler), the newspaper business (for Mr. Blake) or the real estate business (for Mr. Imhoff). As a result of this experience, each of them has unique perspectives regarding the operation and management of the Funds and the Board’s oversight function with respect thereto. They use this collective experience to serve the Funds for the benefit of Fund shareholders. Moreover, each of the Independent Trustees has served as the trustee of the Funds for many years, with Mr. Blake serving for more than 8 years and Messrs. Imhoff and Wheeler serving in excess of 20 years each. They bring substantial and material experience and expertise to their continued roles as trustees of the Funds.

Board Committees

The Board of Trustees has established two standing committees to help manage the Funds, as follows: an Audit Committee and a Nominating and Governance Committee.

Audit Committee. The Audit Committee is responsible for reviewing the results of each audit of the Funds by the Funds’ independent registered public accounting firm and for recommending the selection of independent auditors for the coming year. The Audit Committee members are the Independent Trustees of the Funds: Philip Blake, James Imhoff, Jr. (Chairman) and Lorence Wheeler. The Audit Committee meets at least quarterly and more often as necessary. The Committee met four times during the Funds’ last fiscal year.

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Nominating and Governance Committee. The Nominating and Governance Committee is responsible for nominating Trustees and officers to fill vacancies, evaluating their qualifications and for determining Trustee compensation. The Committee is also responsible for periodically reviewing the effectiveness of the Board. The Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Funds’ Secretary at the following address: 550 Science Drive, Madison, Wisconsin 53711. The members of the Nominating and Governance Committee are the same as the members of the Audit Committee: Philip Blake, James Imhoff, Jr. and Lorence Wheeler (Chairman). Like the Audit Committee, the Nominating and Governance Committee meets at least quarterly and more often as necessary. The Committee met four times during the Funds’ last fiscal year.

Leadership Structure of the Board

The Board of Trustees is relatively small (with four members, as noted in the table above) and operates in a collegiate atmosphere. Although no member is formally charged with acting as Chairman, Ms. Frank (who is not a member of the Board, but who is the President of the Funds) generally acts as the Chairperson during meetings. All Board members are expected to provide their input into establishing the Board’s meeting agenda. Likewise, each Board meeting contains a standing agenda item for any Board member to raise new or additional items he believes is important in connection with Fund governance. The Board has charged Mr. Wheeler with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Chief Compliance Officer, counsel to the Independent Trustees and Fund counsel on matters relating to the Board as a whole. The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accountant).

The Board’s Audit Committee and the Board as a whole considers risks in connection with a variety of matters during its regular quarterly review of Fund operations in conjunction with Madison, Fund counsel, independent counsel, and the Funds’ Chief Compliance Officer. The Board’s committee structure requires an independent trustee to serve as chairman of each committee, including the Audit Committee.

Given the small size of the Board, its committee structure lead by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board has determined that its current leadership structure is adequate for the protection of Fund investors.

Trustees’ Holdings

The Trustees’ ownership interests in the Fund Complex as of December 31, 2010 are as follows:
Dollar Range of Equity Securities in the Trust[1]
Name of Trustee	Investors	Mid-Cap	International	Dividend Income	Disciplined Equity	MADOX	Aggregate Dollar Range of Equity Securities in Fund Complex [1,2]
Philip Blake	$10,001- $50,000	$50,001- $100,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	Over $100,000
Frank Burgess	Over $100,000	Over $100,000	__	__	Over $100,000	Over $100,000	Over $100,000
James Imhoff	Over $100,000	$10,001- $50,000	__	__	__	Over $100,000	Over $100,000
Lorence Wheeler	Over $100,000	Over $100,000	__	__	$1- $10,000	__	Over $100,000

[1]	Dollar ranges are as follows: none; $1–$10,000; $10,001–$50,000; $50,001–$100,000; and over $100,000. Information as of December 31, 2010.
[2]	Fund Complex as defined above.

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Independent Trustee Compensation

The compensation of each Independent Trustee is currently fixed at $18,000 per year, to be pro-rated according to the number of regularly scheduled Board meetings attended each year and includes compensation attributable to service on the Board of the Funds as well as that of the Madison Mosaic Income, Tax-Free and Government Money Market Trusts. Four Board meetings are currently scheduled to take place each year. In addition to such compensation, Independent Trustees are reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Funds, such as travel to any Board meetings. No compensation is paid by the Funds (directly or indirectly) to any interested Trustees or to any officer of the Funds.

During the fiscal year ended December 31, 2010, the Trustees were compensated as follows:

Name of Trustee	Aggregate Compensation from Funds	Total Compensation from Funds and Fund Complex[1] Paid to Trustees
Philip E. Blake	$13,000	$66,000
Frank E. Burgess[2]	$0	$0
James R. Imhoff, Jr.	$13,000	$66,000
Lorence D. Wheeler	$13,000	$66,000

[1]	Fund Complex as defined above.
[2]	Non-compensated interested Trustee.

There have been no arrangements or understandings between any Trustee or officer and any other person(s) pursuant to which (s)he was selected as a Trustee or officer.

CODE OF ETHICS

Madison and the Funds have adopted a joint Code of Ethics under Rule 17j-l of the 1940 Act that governs the ability of directors, trustees, officers and employees to trade in securities that may be purchased or held by any of Madison’s clients, including the Funds. Any Funds’ subadviser likewise has adopted a Code of Ethics that covers the conduct and personal securities transactions of its officers, managers, and employees. In general, the Codes of Ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, on behalf of the Funds by any person subject to the code. In addition, the codes restrict such persons in their purchases of securities in an initial public offering and in private offerings of securities. The Codes of Ethics also establish certain “blackout periods” during which persons subject to the codes, or certain classes of persons, may not effect personal securities transactions. Certain specified transactions are exempt from the provisions of the Codes of Ethics. The Code of Ethics is designed to prevent manipulative practices by persons subject to the Code or situations in which such persons could personally benefit at the expense of the Funds. Mosaic Funds Distributor, LLC, the Funds’ principal distributor (the “Distributor”), has adopted, and is subject to, the same Code of Ethics as the Funds and Madison.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

The Trust, on behalf of each of the Funds, has adopted the proxy voting policies and procedures of Madison, a summary of which may be found in Appendix A hereto. The policies and procedures are used to determine how to vote proxies relating to the Funds’ portfolio securities. Included in the policies and procedures are procedures that are used on behalf of the Funds when a vote presents a conflict of interest between the interests of: (1) the Funds’ shareholders, and (2) Madison and/or the Distributor.

Form N-PX, which contains the proxy voting records for each of the Funds for the most recent twelve-month period ended June 30, is available to shareholders at no cost by calling the Funds at 1-800-368-3195 or on the SEC’s web site at www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following shareholders own of record, or are known by the Funds to own beneficially, 5% or more of a Fund’s outstanding shares as of March 31, 2011:

Fund	Name and Address	% of Shares Owned
Investors Fund	Charles Schwab & Co – Special Custodial Account for Benefit of Customers Reinvest Accounts, San Francisco, CA 94104	10.77%
	National Financial Services LLC Exclusive Benefit of our Customers, New York, NY 10281	10.35%
Mid Cap Fund	Charles Schwab & Co – Special Custodial Account for Benefit of Customers Reinvest Accounts, San Francisco, CA 94104	39.03%
	Morgan Stanley Smith Barney, Jersey City, NJ 07311	13.71%
	Citigroup Global Markets Inc., New York, NY 10001	9.27%
International Fund	Madison Investment Holdings, Inc., Madison, WI 53711	37.51%
	Madison Investment Advisors Inc. ESOP Plan, Madison, WI 53711	30.06%
	Madison Investment Advisors Inc. Profit Sharing Plan & Trust, Madison, WI 53711	19.83%
Dividend Income Fund	National Financial Services LLC Exclusive Benefit of our Customers, New York, NY 10281	8.65%
	Charles Schwab & Co. Special Custodial Account for Benefit of Customers Reinvest Accounts, San Francisco, CA 94104	8.25%
Disciplined Equity Fund	Ultra Series Moderate Allocation Fund, Madison, WI 53711	20.77%
	Ultra Series Aggressive Allocation Fund, Madison, WI 53711	10.51%
	Ultra Series Conservative Allocation Fund, Madison, WI 53711	9.03%
	MEMBERS Moderate Allocation Fund, Madison, WI 53711	5.98%
Institutional Equity Option Fund (MADOX)	Center Mutual Insurance Company, Rugby, ND 58368	18.21%
	Frank E Burgess, Madison, WI 53703	17.88%
	Partners Mutual Insurance Company, Waukesha, WI 53186	16.86%
	Joyce Y. Rosevear and Frederick M. Rosevear, Madison, WI	11.31%
	Ronald McDonald House Charities of Madison, Madison, WI 53703	9.84%
	Ann M. Myers, Verona, WI 53593	7.08%
	David G. Walsh, Madison, WI 53701	5.20%

As of April 1, 2011, the Funds’ trustees and officers, as a group, owned less than 1% of the outstanding voting securities of each Fund, except as follows: Mid-Cap Fund – 2.15%; Investors Fund – 5.68%; Madison Institutional Equity Option Fund – 23.12%; and International Fund – 21.17%.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

General Information. The investment adviser to the each of the Funds (except MADOX) is Madison Investment Advisors, LLC (“MIA”), and the investment adviser to MADOX is Madison Asset Management, LLC (“MAM”). Both MIA and MAM are controlled subsidiaries of Madison Investment Holdings, Inc. (“MIH”), share investment management personnel and are located at the same address: 550 Science Drive, Madison, Wisconsin 53711. MIA and MAM are collectively referred to herein as “Madison.”

MIH, which was founded in 1974, and its affiliates, including Madison, manage investment portfolios for open-end mutual funds, closed-end mutual funds, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the Funds’ activities.

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Frank E. Burgess, who is Founder, President and Executive Director of Madison, owns a controlling interest in the Madison organization.

Advisory Fee for All Funds (Except International Fund and MADOX). Madison receives a fee for its services under its investment advisory agreements with the Funds. For each Fund, the annual fee is 0.75% of the average daily net assets of each Fund, payable monthly, except that with respect to the Investors Fund, this rate is only applicable on the first $100 million of assets in the Fund. For assets over $100 million in the Investors Fund, the annual fee is 0.60%.

Advisory Fee for International Fund. For the International Fund, the annual advisory fee Madison receives is equal to 0.80% of the average daily net assets of the Fund, payable monthly. See “Subadviser to International Fund,” below for additional information.

Advisory Fee for MADOX. For MADOX, the base annual fee is 0.75% of the average daily net assets of the Fund, payable monthly. The base fee is then adjusted based upon MADOX’s average annual performance during the performance period, calculated gross of the base fee and other expenses, compared to the average annual performance of the Chicago Board Options Exchange BuyWrite Monthly Index (the “BXM Index”) over the same time period. The performance period for MADOX commenced on the first day of the first full month of MADOX’s operation (April 1, 2006), and consisted of the current month plus the preceding months for the life of MADOX until 36 months was included in the performance period. Thereafter, the performance period has consisted of the current month plus the previous 35 months. The annual performance adjustment rate is multiplied by the average net assets of MADOX over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the last month of the performance period and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee and accrued daily in the month following the performance period as referenced in the chart below:

Over/Under Performance Percentage (in basis points)	Annual Adjustment Rate Relative to BXM Index as a percentage (in basis points)[1] of MADOX’s Average Net Assets
+/- 99 or less	0
+/- 100 or more	+/- 15

[1]	Based on the difference between average annual gross performance of MADOX and the BXM Index, rounded to the nearest basis point (.01%).

For example, assume that MADOX has average net assets of $500 million and has a base fee of 0.75 of 1% (75 basis points) of the Fund’s average daily net assets. Also assume that the Fund had average net assets during the performance period of $500 million. The following examples demonstrate the effect of the performance adjustment, assuming the last month of the performance period was 30 days in various market environments, including situations in which MADOX has outperformed, underperformed, and approximately matched the BXM Index:

	Example 1	Example 2	Example 3	Example 4	Example 5	Example 6
MADOX Gross Performance[1]	6.80%	4.00%	4.30%	(7.55%)	(-5.20%)	(3.65%)
BXM Index Performance[1]	4.75%	5.15%	4.70%	(8.55%)	(-3.75%)	(3.50%)
Over/Under Performance[2]	+ 205	-115	- 40	+ 100	- 145	- 15
Annual Adjustment Rate[2]	+ 15	- 15	0	+ 15	- 15	0
Monthly Adjustment Rate[3]	.0123%	(.0123%)	n/a	.0123%	(.0123%)	n/a
Base Fee for Month	$308,219	$308,219	$308,219	$308,219	$308,219	$308,219
Performance	$61,644	$(61,644)	$0	$61,644	$(61,644)	$0

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Adjustment
Monthly Fee	$369,863	$246,575	$308,219	$369,863	$246,575	$308,219

[1]	Average annual performance over a performance period.
[2]	In basis points.
[3]	Annual Adjustment Rate divided by 365 (divided by 366 in a leap year), multiplied by 30, and stated as a percentage.

MADOX measures its investment performance by comparing the beginning and ending redeemable value of an investment in MADOX during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period and calculated as if the base fee and other expenses were not deducted. The BXM Index uses this same methodology when it measures the investment performance of the component securities within the BXM Index. Because the adjustment to the base fee is based upon MADOX’s performance compared to the investment record of the BXM Index, the controlling factor as to whether a performance adjustment will be made is not whether MADOX’s performance is up or down, but whether it is up or down more or less than the record of the BXM Index. Moreover, the comparative investment performance of MADOX is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

Fee Waivers. With regard to the Investors Fund, Madison has contractually agreed to limit total fund operating expenses to no more than 0.99% of the daily net assets of the Fund. This agreement expires on April 30, 2012 and there is no guarantee that it will be extended beyond that date or that if it is extended, the same fee cap will remain in place. In addition, with regard to the Disciplined Equity Fund, Madison has contractually agreed to waive a portion of the service fee payable to it (discussed below) such that the fee payable on the first $100 million of Fund assets is reduced by 0.03% (annualized). This fee waiver will remain in place until at least April 30, 2012, after which it may be terminated by Madison.

Advisory Fees Paid by Funds. During the three fiscal years ended December 31, 2010, the Funds paid the following investment advisory fees to Madison:

Fund	2010	2009	2008
Investors Fund	$ 298,315	$240,849	$317,846
Mid-Cap Fund	1,125,493	856,228	916,308
International Fund[1]	10,200	6,317	N/A
Dividend Income Fund[2]	90,302	79,962	92,460
Disciplined Equity Fund	509,388	57,482	29,803
MADOX	34,257	29,381	59,803

1     The Fund commenced operations on January 1, 2009 and was managed as the Small/Mid-Cap Fund until June 30, 2011.
2     The Fund was managed as the Balanced Fund until February 15, 2012.

Advisory Agreement Terms. The investment advisory agreements are subject to annual review and approval by the Board of Trustees, including a majority of the Independent Trustees. The agreement for all Funds was approved by Fund shareholders for an initial two year term at inception of the Funds and most recently renewed for another year by the Board in July 2011 for all but the International Fund; the investment advisory agreement for the International Fund was approved by the Board in July 2011 for a one year term. The agreements may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by Madison, upon sixty days’ written notice to the other party. Madison cannot assign the agreements and an agreement will automatically terminate upon any attempted assignment.

Subadviser to International Fund

As described in the prospectus, pursuant to a subadvisory agreement, Madison manages the assets of the International Fund through its affiliated subadviser, NorthRoad Capital Management LLC (the “Subadviser”), 530 Fifth Avenue, Third Floor, New York, New York 10036. Even though the Subadviser has day-to-day responsibility over the management of the International Fund, Madison retains the ultimate responsibility for the performance of the Fund and will oversee the Subadviser. The Subadviser began managing the International Fund on June 30, 2011, accordingly, there are no historical annual fees to report.

Principal Distributor

Mosaic Funds Distributor, LLC (the “Distributor”), 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258, acts as the Funds’ principal distributor pursuant to a distribution agreement. Under this agreement, the Distributor is responsible for making Fund shares continuously available to the general public in those states where it has given notice that it will do so. The Distributor may act as the Funds’ agent for any sales of shares, but the Funds may also sell their shares directly to any person. The Distributor receives no compensation from the Funds for its services as such and has no obligation to purchase any of the Funds’ shares.

The distribution agreement had an initial term of two years beginning July 1998 and may continue in effect after that term only if approved annually by the Board of Trustees, including a majority of the Independent Trustees.

The Distributor is a wholly owned subsidiary of MIH and shares personnel with the Madison organization.

Services Provided by Madison and Fund Expenses Paid by Third Parties

Madison is responsible for the investment management of the Funds. Under the investment advisory agreements described above, Madison is authorized to execute the Funds’ portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Funds’ operations, and otherwise to administer the affairs of the Funds as Madison deems advisable.

Madison provides or arranges for all the Funds’ required services through three main agreements: (1) the investment advisory agreements (described above); (2) the distribution agreement (described above); and (3) a services agreement (described below). No Fund expenses are paid by third parties.

Services Agreement

The Funds have entered into a services agreement with Madison pursuant to which Madison has agreed to provide or otherwise arrange for the Funds to have all operational and support services needed. Such services include:

•	The functions of shareholder servicing agent.
•	Bookkeeping and portfolio accounting.
•	Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
•	Providing appropriate supplies, equipment and ancillary services necessary to conduct of the affairs of the Funds.
•	Calculating net asset value.
•	Arranging for and paying the Funds’ custodian and transfer agent.
•	Arranging for and paying the Funds’ legal counsel and outside counsel to the Independent Trustees.
•	Arranging for and paying the Funds’ independent registered public accountants.
•	Paying the fees of the Independent Trustees.
•	Registering the Funds and shares of the Funds with the SEC and notifying any applicable state securities commissions of the sale of such shares in their jurisdiction.
•	Printing and distributing prospectuses and periodic financial reports to current shareholders.
•	Trade association membership.
•	Preparing shareholder reports, proxy materials and holding shareholder meetings.

Madison provides all these services for a fee (the “Services Fee”) calculated as a percentage of each Fund’s average daily net assets. The Services Fee is reviewed and approved at least annually by the Board of Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable.

During the three fiscal years ended December 30, 2010, the Funds paid the following service fees to Madison:

Fund	2010	2009	2008
Investors Fund	$ 95,461	$ 77,716	$124,473
Mid-Cap Fund[1]	718,913	547,985	586,437
International Fund[2]	6,800	4,211	N/A
Dividend Income Fund[3]	49,539	43,712	50,545
Disciplined Equity Fund	237,714	26,825	15,328
MADOX	11,657	10,458	20,193

[1]	For the period January 1, 2008 through December 31, 2010, the Fund paid directly the expenses of its Independent Trustees and auditors, therefore, they were not included in the Service Fee as described above.
[2]	The Fund commenced operations on January 1, 2009 and was managed as the Small/Mid-Cap Fund through June 29, 2011.
[3]	Prior to February 15, 2012, the Fund was managed as the Balanced Fund.

Under the services agreement, Madison appointed U.S. Bank, N.A. (“US Bank”) as fund custodian and U.S. Bancorp Fund Services, LLC (“USBFS”) as fund transfer agent and dividend-paying agent. USBFS also performs all shareholder servicing agent functions. Madison pays US Bank and USBFS for their services out of the Services Fee it receives from the Funds.

The fees Madison receives under the services agreement are in addition to and independent of fees received pursuant to the investment advisory agreement.

Because of this services arrangement with Madison, Madison is responsible for paying all of the Funds’ fees and expenses, other than (i) fees related to the Funds’ portfolio holdings (such as brokerage commissions, interest on loans, etc.), (ii) acquired fund fees, if any, and (iii) extraordinary or non-recurring fees (such as fees and costs relating to any temporary line of credit the Funds maintain for emergency or extraordinary purposes). Each Fund is also responsible for payment of the advisory fee to Madison, as discussed above.

Other Service Providers

As noted previously, among other things, Madison arranges for Fund securities to be held in custody by the Funds’ custodian, for the Funds to be audited annually by independent registered public accountants and for the Funds to have a transfer agent and dividend-paying agent. As noted above, the Funds do not pay any separate fees for the services of these third parties because the cost of these services is included in the Services Fee Madison receives.

Custodian. U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is custodian for the cash and securities of the Funds. In this capacity, US Bank maintains custody of each Fund’s cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of Fund shares.

Independent Registered Public Accounting Firm. Grant Thornton LLP, 175 West Jackson Boulevard, Chicago, Illinois 60604, serves as independent registered public accounting firm to the Funds.

Transfer Agent and Dividend-Paying Agent. U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, is the Funds’ transfer agent and dividend-paying agent. USBFS also performs all shareholder servicing agent functions.

PORTFOLIO MANAGERS

Other Accounts Managed

The Funds’ portfolio managers identified in the Prospectuses are set forth below. As of December 31, 2010 (the end of the Funds’ most recent fiscal year), the portfolio managers were also members of the teams responsible for the following accounts:

Jay Sekelsky – Investors Fund, Dividend Income Fund and Disciplined Equity Fund
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance- Based Advisory Fees
Registered Investment Companies	2	$681,672,857	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,174	$1,321,086,706	0	$0

Dave Halford – Investors Fund
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance- Based Advisory Fees
Registered Investment Companies	2	$548,616,766	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,175	$1,384,066,607	0	$0

Marian Quade –Disciplined Equity Fund
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance- Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,174	$1,321,086,706	0	$0

Rich Eisinger – Mid-Cap Fund
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance- Based Advisory Fees
RegisteredInvestment Companies	2	$480,222,556	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,174	$1,321,086,706	0	$0

Matt Hayner – Mid-Cap Fund
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance- Based Advisory Fees
Registered Investment Companies	2	$480,222,556	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,174	$1,321,086,706	0	$0

John Brown–Dividend Income Fund
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance- Based Advisory Fees
Registered Investment Companies	2	$241,186,493	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,175	$1,384,066,607	0	$0

Frank Burgess – Madison Institutional Equity Option Fund
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance- Based Advisory Fees
Registered Investment Companies	4	$305,078,843	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,174	$1,321,086,706	0	$0

Ray DiBernardo – Madison Institutional Equity Option Fund
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance- Based Advisory Fees
Registered Investment Companies	4	$305,078,843	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,174	$1,321,086,706	0	$0

Chuck Saunders – NorthRoad International Fund
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance- Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,304	$444,600,000	0	$0

Jim Shore – NorthRoad International Fund
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance- Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,304	$444,600,000	0	$0

Ray Vars– NorthRoad International Fund
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance- Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,304	$444,600,000	0	$0

[1]	Numbers are approximate. At December 31, 2010, Messrs. Eisinger and Hayner also managed the International Fund under its prior investment objectives and strategies as the Small/Mid-Cap Fund. As of June 30, 2011, Messrs. Saunders, Shore and Vars represent the team managing the International Fund, with statistics provided as of December 31, 2010.

Compensation

Madison believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm. As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below). The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm or one of its affiliates, or indirectly, through a firm (or affiliate)sponsored profit sharing plan. Madison believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy. Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods. Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of Madison, he or she forfeits a percentage of his or her incentive compensation. The purpose of this structured payout is to aid in the retention of investment personnel. With the exception of Mr. Burgess, all investment professionals are eligible to participate in the incentive compensation pool. All incentive compensation must be approved by the firm’s compensation committee.

The incentive compensation pool shared by the members of the firm’s equity management team (all portfolio managers listed above except Messrs. Burgess and Lefurgey) is based on the performance of the firm’s various equity composites (or some combination of such composites and the relevant mutual fund(s)) measured against the appropriate index benchmarks. All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics. The compensation pool shared by Messrs. Saunders, Shore and Vars relates solely to the performance of the NorthRoad equity composites in the same manner, e.g. the MSCI EAFE (Net) Index.

The incentive compensation pool shared by the members of the firm’s fixed-income management team (Mr. Lefurgey)is based on the performance of the firm’s various fixed-income composites measured against the appropriate index benchmarks. All firm fixed income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics. Incentive compensation is not earned for performance below 0.25% of an applicable benchmark and the compensation pool is generally fully paid for performance exceeding 0.75% of an applicable benchmark.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter). Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

Material Conflicts of Interest

Potential conflicts of interest may arise because Madison engages in portfolio management activities for clients other than the Funds. However, Madison has adopted a variety of portfolio security aggregation and allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients.

Ownership of Securities

As of December 31, 2010, the portfolio managers owned of record or beneficially shares of the Funds as follows:

Name of Portfolio Manager	Equity Trust Fund Owned	Range of Ownership Interest1
Jay Sekelsky	Investors Fund	Over $1 million
	Mid-Cap Fund	$100,001 - $500,000
	Disciplined Equity Fund	$50,001 - $100,000
	International Fund	$100,001 – $500,000
Dave Halford	N/A	N/A
Marian Quade	Mid-Cap Fund	$10,001 - $50,000
	Disciplined Equity Fund	$10,001 - $50,000
Richard Eisinger	Investors Fund	$1 - $10,001
	Mid-Cap Fund	$100,001 - $500,000
Matt Hayner	Investors Fund	$50,001 - $100,000
	Mid-Cap Fund	$50,001 - $100,000
Paul Lefurgey	Investors Fund	$10,001- $50,000
	Disciplined Equity Fund	$10,001 - $50,000
Frank Burgess	Mid-Cap Fund	Over $1 million
	Investors Fund	$100,001 - $500,000
	Disciplined Equity Fund	Over $1 million
	Madison Institutional Equity Fund	$500,001 - $1 million
Ray DiBernardo	N/A	None
Chuck Saunders[2]	N/A	None
Jim Shore[2]	N/A	None
Ray Vars[2]	N/A	None

[1]	Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; and over $1 million.
[2]	Messrs. Saunders, Shore and Vars assumed management of the International Fund as of June 30, 2011. Because the Fund was closed to new investment during the period before their assumption of management, they were unable to invest in the Fund prior to that date.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Madison makes all decisions regarding the purchase and sale of securities and executing of these transactions. This includes selecting market, broker or dealer and negotiating commissions. Madison’s decisions are subject to review by the Board of Trustees.

In general, Madison seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling securities for the Funds’ portfolios. In determining the best price and execution, Madison may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with Madison and any statistical, research or other services the dealer provides to Madison, including payment for Madison’s use of electronic research services. This may include research provided by third parties that is paid for by so-called “soft dollars” earned as a result of Fund brokerage transactions (to the extent permitted by law or regulation). Such research and statistical information regarding securities may be used by Madison for the benefit of all clients of Madison (not just the Funds). Therefore, the Funds may not be Madison’s only client that benefits from Madison’s receipt of research and brokerage from the brokers and dealers the Funds use for their trading needs. However, as a policy matter, Madison will not pay higher commissions to any particular broker that provides us soft dollar brokerage or research benefits than it would pay to any other full-service institutional broker that did not provide such benefits. Madison considers brokerage and research benefits earned through soft dollars in determining whether it is obtaining best execution of securities transactions for the

Funds. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Funds, as Madison determines in good faith.

What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist Madison in its “investment decision-making process” and not in the management of the firm. The term “investment decision-making process” refers to the quantitative and qualitative processes and related tools Madison uses in rendering investment advice to the Funds and its other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis. Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services. Typical third party research providers include, by way of example, First Call Notes, Bloomberg, Research Direct, First Call Earnings Per Share Estimates, Baseline, Bondedge, ISI, Bank Credit Analysis, S&P Creditweek, and Global Sector Review. For example, a tool that helps Madison decide what might happen to the price of a particular security following a specific change in interest rates is considered research because it affects Madison’s decision-making process regarding that security.

Madison may receive from brokers products or services which are used by Madison both for research and for administrative, marketing or other non-research purposes. In such instances, Madison makes a good faith effort to determine the relative proportion of its use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. Madison pays the remaining portion of the cost of obtaining the product or service in cash from its own resources.

Although Madison believes that all clients of the firm and its affiliates, including the Funds, benefit from the research received by Madison from brokers, Madison may not necessarily use such research or brokerage services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such research or services in any given period.

Brokers or dealers who execute portfolio transactions for the Funds may also sell Fund shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions.

In addition to transactions on which Madison pays commissions, Madison may also engage in portfolio transactions directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group. Moreover, in some situations, Madison may execute a transaction with one broker and settle the transaction with another broker. This use of “step-outs” allows Madison to decouple – to some extent – execution services from research services. In other words, Madison may execute a transaction with an “execution” broker and step-out the transaction – and related commissions – to a broker who provides research services to book and settle the transaction.

In its efforts to achieve best execution of portfolio transactions, Madison may trade securities by utilizing electronic marketplaces or trading platforms. Some of these electronic systems may impose additional service fees or commissions. The applicable Fund may pay these fees directly to the provider of the service or these fees may be included in the execution price of a security. It is Madison’s intention is that it will only use such systems and incur such fees if it believes that doing so helps it to achieve the best execution of the applicable transaction, taking into account all relevant factors under the circumstances. For example, Madison will consider the speed of the transaction, the price of the security, the research it receives (in equity transactions effected in this manner), its ability to block the transaction and other factors discussed in this section.

For the three fiscal years ended December 31, 2010, the Funds paid aggregate brokerage commissions as follows (rounded to the nearest thousand):

Fund	2010	2009	2008
Investors Fund	$ 24,000	$ 39,000	$ 54,000
Mid-Cap Fund	135,000	153,000	233,000
International Fund[1]	2,000	3,000	N/A
Dividend Income Fund[2]	5,000	9,000	9,000
Disciplined Equity Fund	74,000	18,000	5,000
MADOX	6,000	6,000	19,000

[1]	The Fund commenced operations on January 1, 2009 and statistics are provided for the period it was operated as the Small/Mid Cap Fund.
[2]	Statistics are provided for the period during which the Fund was operated as the Balanced Fund.

During the fiscal year ended December 31, 2010, the Trust paid $210,506 in brokerage commissions to firms for providing research services involving approximately $195,155,957 of transactions. The provision of third party research services was not necessarily a factor in the placement of all of this business with such firms; however, as a general matter, trades may be placed on behalf of the Funds with firms that provide research, subject to seeking to achieve best execution and compliance with applicable laws and regulations.

During the fiscal year ended December 31, 2010, the Trust did not acquire securities of any of its regular broker-dealers or their parent entities.

CAPITAL STOCK AND OTHER SECURITIES

Summary

Under the terms of the Funds’ Declaration of Trust, the Board of Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Funds’ obligations. The Declaration of Trust, however, provides indemnification out of Fund property of any shareholder held personally liable for obligations of the Funds.

Shares and Classes of Shares

The Funds are currently the Trust’s only series of shares authorized for sale by the Board of Trustees. Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class.

The Trustees may authorize at any time creating additional series of shares. The proceeds of the new series would be invested in separate, independently managed portfolios.

The Trustees have authorized two share classes for the Funds: Class Y and Class R6. Currently, only the Mid-Cap, Disciplined Equity and International Funds offer Class R6 shares for sale; however, all of the Funds offer the Class Y shares for sale. The Trustees may also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine.

All money received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights

The Board of Trustees may divide or combine Fund shares into a greater or lesser number of shares as long as the action will not change an existing shareholder’s proportionate interest in the Fund. Any assets, income and expenses of the Trust that Madison cannot readily identify as belonging to a particular series will be allocated by or under the direction of the Board of Trustees as it deems fair and equitable. Upon any liquidation of the Trust or any of its Funds, shareholders would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings

Because there is no requirement for annual elections of Trustees, the Funds do not anticipate having regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Funds’ independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Funds.

Any change in the material terms of the Declaration of Trust, in the investment advisory agreements (except for reductions of the investment advisory fee) or in the fundamental investment limitations of a Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Funds at the address on the cover of this SAI.

Voting Rights

The voting rights of shareholders are not cumulative. As a result, holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A “majority” is constituted by either 50% of all shares of the Trust or 67% of the shares voted at an annual meeting or special meeting of shareholders at which at least 50% of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust’s shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Trust’s shares file declarations in writing with the Funds’ custodian. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust’s outstanding shares.

Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust’s net assets, if less) may require the Trust to assist a shareholder solicitation with the purpose of calling a shareholder meeting. Such assistance could include providing a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing. In the latter case, unless the SEC determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability

Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment against a shareholder under such a claim. The risk of a shareholder incurring financial loss as a result of being a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others

The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to Madison under the terms of the investment advisory and services agreements. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Prospectuses describe the basic procedures for investing in the Funds. The following information concerning other investment procedures is presented to supplement the information contained in the Prospectuses.

Offering Price

The net asset value (“NAV”) of each Fund is calculated every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year’s Day, the observance of Martin Luther King, Jr.’s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for each Fund is made at the close of regular trading on the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of a Fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of that Fund. Since the Trust does not charge a “sales load,” its shares are offered and redeemed at NAV.

The Funds’ securities are valued in a number of ways. If current market quotations are readily available for a security, Madison values the security at the applicable market’s official closing price or, if none, at the mean between its bid and asked prices. For securities for which current market quotations are not readily available, Madison values them at their fair market value as determined in good faith by the Board of Trustees. Madison values securities having a remaining effective maturity of 60 days or less at amortized cost, which approximates market value.

If Madison writes call options for a Fund, the premium received is reflected on the Trust’s books as a cash asset offset by a deferred credit liability, so the premium has no impact on net asset value at that time. The deferred credit amount is then marked to the market value of the outstanding option contract daily. If the option contract is exercised, the Trust reflects a sale of the appropriate securities (which may be either the underlying portfolio securities or corresponding securities purchased in the open market to deliver against the option contract) at a price equal to the option strike price plus the option premium received. The deferred credit liability is then extinguished. If the option expires without being exercised (or if it is offset by a closing purchase transaction), then the Trust recognizes the deferred credit as a gain (reduced by the cost of any closing purchase transaction).

The Board of Trustees authorized using independent pricing services to obtain daily securities prices when required.

Shares in all Funds are priced by rounding to the nearest penny. NAV of shares in each Fund is expected to fluctuate daily, and Madison will make no attempt to stabilize the value of these shares.

Madison’s pricing committee is responsible for reviewing the accuracy of the Funds’ daily NAV determinations. It reports to the Board of Trustees at least quarterly and makes any recommendations for pricing of Fund securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Board. Currently, the pricing committee members are Katherine Frank, Paul Lefurgey, Greg Hoppe and Jay

Sekelsky (see “Management of the Fund—Trustees and Officers” for more information regarding these individuals) and David Halford (Vice President of Madison).

Shareholder Service Policies

The Funds’ policies concerning shareholder services are subject to change from time to time. In the event of a material change, shareholders will receive written notice of the change.

Minimum Initial Investment and Minimum Balance

The Funds reserve the right to change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing. The Funds may also change the minimum amount for subsequent investments by 30 days’ written notice. The notice may be provided in the Funds’ quarterly shareholder newsletter. The Funds may waive minimums and certain fees for accounts of employees, officers or Trustees of the Funds and/or Madison, or for accounts opened through certain institutional relationships.

Special Service Charges

     The Funds may, after 30 days’ written notice, impose special service charges for services that are not regularly afforded to shareholders. These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests. The Funds’ standard service charges are also subject to adjustment from time to time.

Share Certificates

The Funds will not issue share certificates.

Crediting of Investments

The Funds reserve the right to reject any investment for Fund shares for any reason and may, at any time, suspend all new investment in a Fund. The Funds may also decline to recognize an investment by monies wired for credit until such monies are actually received by the Funds. This is because the Funds may be responsible for any losses resulting from changes in a Fund’s net asset value that happen because the Funds failed to receive monies from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately. The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by the Funds, Madison or the Distributor.

The Funds generally do not accept third party checks, credit card checks, or money orders for the purchase of Fund shares. In addition, the Funds will not accept checks drawn on foreign banks, nor will the Funds accept cashier’s checks for amounts less than $10,000.

Purchase Orders from Brokers

The Funds have authorized one or more brokers to accept purchase and redemption orders of Fund shares. Such brokers are authorized to delegate other intermediaries to accept purchase and redemption orders of Fund shares. An order to purchase shares that the Funds receive from a securities broker (or the broker’s delegate, as the case may be) will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure the Funds that it received the order from its customer prior to that time. Procedures established by a broker relating to the receipt, acceptance and communication of orders may require receipt and acceptance of an order by such broker at a time prior to the close of the New York Stock Exchange so that such order may receive the net asset value next calculated by the Trust for its shares.

Shareholders who invest in the Funds through a broker may be charged a commission for handling the transaction. To avoid this fee, a shareholder may deal directly with the Funds anytime.

Redemptions

Redemptions will take place at the NAV for the day the Funds receive the redemption order in proper form. A redemption request may not be in proper form unless the Funds have a signed account application from the shareholder or the shareholder’s application is submitted with the withdrawal request.

The Funds reserve the right, when such action is deemed necessary to protect the interests of Fund shareholders, to refuse to honor redemption requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity. Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or satisfactory identity. The Funds reserve the right to refuse any third party redemption requests.

Unusual Circumstances Resulting in Suspension of Payments

The Funds will use their best efforts in normal circumstances to handle redemptions timely. However, one or more Funds may, for any reason, suspend the right of redemption or postpone payment for any shares in the Funds for any period up to seven days.

The Funds’ sole responsibility with regard to redemptions shall be to timely process redemption requests in proper form. Neither the Funds, their affiliates, nor the custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in a Fund may be suspended or delayed for more than seven days only in limited circumstances. These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the SEC; or (3) during any period when the SEC has, by order, permitted such suspension.

Final Payments on Closed Accounts

The redemption payment a shareholder receives when he or she closes an account will normally have all accrued dividends included. However, when an account is closed, the Funds may make payment by check of any final dividends declared but not yet paid to the date of the redemption that closed the account. The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Payments in Kind

If, in the opinion of the Board of Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Funds. However, the Funds elected, pursuant to Rule 18f-1 under the 1940 Act, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Funds or $250,000.

Any property of the Funds distributed to shareholders will be valued at fair value. In disposing of any such property received from the Funds, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full NAV for it. Except as described herein, however, the Funds intend to pay for all share redemptions in cash.

Address Changes and Lost Shareholder Accounts

It is a shareholder’s obligation to inform the Funds of address changes.

The Funds will exercise reasonable care to ascertain a shareholder’s correct address if the shareholder becomes “lost” according to the Funds’ records. The Funds will conduct two database searches for any such shareholders and use at least one information database service. The search will be conducted at no cost to the shareholder. The Funds will not, however, perform such searches if the shareholder’s account is less than $25, the shareholder is not a natural person or the Funds receive documentation that the shareholder is deceased. If the Funds cannot locate the shareholder after such procedures, the account may be escheated to the state of the shareholder’s last residence as shown in the Funds’ records.

No interest will accrue on amounts represented by uncashed distribution or redemption checks, although the Funds reserve the right to reinvest any dividend check that remains outstanding longer than six months.

Dividend Payments

Dividends are paid to shareholders at the time they are determined. For all Funds, dividends are paid in the form of additional shares credited to a shareholder’s account at the end of each calendar month (or normally when the account is closed, if sooner), unless the shareholder makes a written election to receive dividends in cash.

Substantially all of each Fund’s accumulated net income is declared as dividends each business day. Each Fund calculates its accumulated net income just prior to calculating its net asset value. The amount of such net income reflects interest income (plus any original discount earned less premium amortized) and expenses accrued by the Fund since the previously declared dividend.

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in NAV per share of each Fund. Premium on securities purchased is amortized daily as a charge against income.

Shareholders will receive notice of payment of dividends quarterly. For tax purposes, shareholders will also receive an annual summary of dividends paid by the Funds and the extent to which they constitute capital gains dividends. If a shareholder purchases shares as of a particular NAV determination (i.e., the close of regular trading on the New York Stock Exchange) on a given day, he or she will not be considered a shareholder of record for the dividend declaration made that day. If a shareholder withdraws as of such determination, he or she will be considered a shareholder of record with respect to the shares withdrawn. A “business day” will be any day the New York Stock Exchange is open for trading.

TAXATION OF THE TRUST

Federal Income Tax Requirements

To qualify as a “regulated investment company” and avoid Fund-level federal income tax under the Code, each Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires each Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. The Funds intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, each Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income. Should any Fund fail to qualify as a “regulated investment company” under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

As of December 31, 2010, the following Funds had capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years.

Carryover Expiring in:

Fund	2012	2013	2014	2015	2016	2017	2018
Investors Fund	-	-	-	-	$1,512,847	$4,195,302	-
Mid-Cap Fund	-	-	-	-	-	6,383,760	-
Dividend Income Fund	-	-	-	-	-	348,574	-
MADOX	-	-	-	-	-	1,125,781	$2,144,578

Tax Consequences to Shareholders

Shareholders of a Fund will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to them as regular or capital gains dividends. It does not matter whether the dividend is distributed in cash or in the form of additional shares. Generally, dividends declared by the Funds during October, November or December of any calendar year and paid to shareholders before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared.

Wash Sales

If a shareholder receives dividends on shares held for less than six months, any loss on the sale or exchange of such shares will be disallowed up to the value of such dividends.

Dividends Received Deduction

Since, under normal market conditions, the majority of the assets of each of the Investors, Mid-Cap and International Funds’ assets will be invested in equity securities, some of which may pay eligible dividends, a substantial portion of the regular dividends paid by each of these Funds is expected to be eligible for the dividends received deduction for corporate shareholders (70% of dividends received). A percentage of the dividends paid by the Dividend Income, Disciplined Equity and Madison Institutional Equity Option Funds may also be eligible for this deduction.

28% Withholding

A shareholder may be subject to a 28% withholding requirement on transactions with the Funds if he or she (1) fails to comply with the interest and dividends “back-up” withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) fails to properly report dividend or interest income, as determined by the Internal Revenue Service.

Personal Holding Company

The Funds reserve the right to involuntarily redeem shares if ownership of Fund shares has or may become concentrated as to make a Fund a personal holding company under the Code.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on the Funds or their shareholders. There may be other federal, state or local tax considerations applicable to the Funds or their shareholders. Shareholders are urged to consult their own tax advisors.

FINANCIAL STATEMENTS

Audited financial statements for the Funds, together with the report of Grant Thornton LLP, independent registered public accounting firm, for the fiscal year ended December 31, 2010, appear in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2010 which is incorporated herein by reference. Unaudited financial statements for the Funds for the six months ended June 30, 2011 appear in the Funds’ Semi-Annual Report to Shareholders for the six months ended June 30, 2011, which is incorporated herein by reference. Copies of the Annual and Semi-Annual Reports may be obtained free of charge by writing to the Funds at 550 Science Drive, Madison, Wisconsin 53711, or by calling 1-800-368-3195.

Appendix A

MADISON INVESTMENT HOLDINGS, INC.
MADISON INVESTMENT ADVISORS, LLC
MADISON ASSET MANAGEMENT, LLC
NORTHROAD CAPITAL MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Caution: For NorthRoad Capital Management LLC (“NorthRoad”), please refer to the “Separate Provisions Regarding NorthRoad Capital Management Voting Recommendations” that follow regarding making proxy voting decisions.

Madison’s policies regarding voting the proxies of securities held in client accounts depend on the nature of its relationship to the client. When Madison is an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when Madison votes client proxies, it must do so in the client’s best interests as described below by these policies.

Regular Accounts
Madison does not assume the role of an active shareholder when managing client accounts. If Madison is dissatisfied with the performance of a particular company, it will generally reduce or terminate the fund’s position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy
As stated above, Madison’s goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless Madison makes an affirmative decision to the contrary, when it votes a proxy as the board of directors of a company recommends, it means Madison agrees with the board that voting in such manner is in the interests of its clients as shareholders of the company for the reasons stated by the board. However, if Madison believes that voting as the board of directors recommends would not be in a client’s best interests, then Madison must vote against the board’s recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless Madison is not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, Madison must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by Madison inadvertently, promptly forward them to the client.

Documenting Madison’s Decisions
In cases where a proxy will NOT be voted or, as described below, voted against the board of directors recommendation, Madison’s policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, because Madison may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining Madison’s action or inaction, as the case may be.

Alternatively, or in addition to such notation, Madison may include a copy of the rationale for such decision in the appropriate equity correspondence file.

Why would voting as the board recommends NOT be in the client’s best interests?
Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the board of directors recommending an action that could dilute or otherwise diminish the value of the client’s position? (This question is more complex than it looks: Madison must consider the time frames involved for both the client and the issuer. For example, if the board of directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, Madison would vote as the board recommended for if Madison is holding the security for clients as a long-term investment. However, if the investment is close to Madison’s valuation limits and Madison is anticipating eliminating the position in the short-term, then it would be in its clients’ best interests to vote against management’s recommendation.)

2. If so, would Madison be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3. Is the board of directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if Madison were to liquidate the position. In such a situation, Madison might vote against management’s recommendation if Madison believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if Madison believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a board recommendation not to expense stock options, where Madison would vote against management’s recommendation because Madison believes expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the board of directors recommendation cause Madison to violate its client’s investment guidelines? (For example, a board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any U.S. exchange or in U.S. dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible Madison would, nevertheless, vote in favor of a board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean Madison will consider any client-provided proxy voting guidelines. Madison’s policy is that client investment guidelines may not include proxy voting guidelines if Madison will vote account proxies. Rather, Madison will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, Madison must “second guess” the board of directors to determine if their recommendation is in the best interests of its clients, regardless of whether the board thinks its recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect Madison’s clients’ investment.

In making its decisions, to the extent Madison relies on any analysis outside of the information contained in the proxy statements, Madison must retain a record of such information in the same manner as other books and records (two years in the office, five years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, Madison must keep a copy of the proxy statement.

Addressing Conflicts of Interest
Although it is not likely, in the event there is a conflict of interest between Madison and its client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) Madison has a significant business relationship with the issuer), Madison’s policy is to alert affected client(s) of the conflict before voting and indicate the manner in which Madison will vote. In such circumstances, Madison’s client(s) may instruct it to vote in a different manner. In any case, Madison must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund Madison manages, then Madison must present the material conflict to the board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then Madison may present the conflict to the wrap sponsor, as its agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, Madison is seeking the auditor as a client or Madison has a significant business relationship with the auditor), electing an uncontested board of directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund board, Madison will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

In the absence of any conflict, once any member of the relevant portfolio management team determines that it would be in Madison’s clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Management Team, or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person), to ratify the decision to stray from Madison’s general policy of voting with management. Such ratification need not be in writing.

The Management Team or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between Madison and clients that would affect the manner by which Madison votes a proxy.

As of January 1, 2004, Jay Sekelsky represents the Management Team subcommittee described above.

Voting Proxies of Securities No Longer Owned
We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates. In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote. Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.

Special Considerations for MEMBERS Mutual Funds and Ultra Series Fund
The proxy voting policy and procedures of MEMBERS Mutual Funds and the Ultra Series Fund, (the “Trusts”), reflect the policies and procedures of the Trust’s investment advisor, Madison Asset Management, LLC (“Madison”) and are incorporated into the Madison Investment Holdings, Inc. written compliance and procedures manual. In addition, the Trusts’ policies incorporate the proxy voting policies and procedures of Madison’s current subadvisers: Shenkman Capital Management, Inc., Lazard Asset Management LLC, Wellington Management Company, LLP, Paradigm Asset Management Company, LLC and Mondrian Investment Partners Limited.

With respect to the proxy voting function relative to the Trusts, each Trust’s Board of Trustees has delegated this function to Madison. In general, with respect to proxies to be voted on behalf of the Trusts’ sub-advised funds, or portions of such funds, Madison currently intends to delegate its voting responsibilities hereunder, such that that the respective subadvisers of such funds, or portions of such funds, will vote such proxies in accordance with their own proxy voting policies and procedures. Notwithstanding the foregoing, Madison reserves the right at any time to reassume the responsibility of voting proxies relative to one or more of the sub-advised portfolios of the Trusts. Madison currently intends to monitor, by requesting periodic certifications from each of the subadvisers, the voting of each of the subadvisers to confirm consistency with each such subadviser’s proxy voting policies and procedures and to seek assurance that conflicts of interest have been adequately monitored and resolved. Madison will use reasonable efforts to ensure that each Trust’s Board of Trustees is timely notified of any material changes to the proxy voting policies and procedures of each of the subadvisers as the relevant subadvisers have specifically brought to the attention of Madison, if, in Madison’s judgment, such notification is necessary for the Board’s fulfillment of its responsibilities hereunder.

Madison recognizes that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more subadvisers (e.g., when more than one fund, or two managed portions of the same fund, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant proxy voting policies will result in proxies being voted inconsistently. It is Madison’s position that such circumstances will not be deemed to suggest improper action on the part of any subadviser, and that neither Madison nor the Trusts will be required to take any action with respect to such instances, in the absence of other compelling factors that would necessitate such action.

Special Considerations for International Securities
Certain foreign companies may impose restrictions on the transfer, exchange or other matters in connection with shareholder voting. As a result, there may be instances when we will not vote a proxy of a foreign or international security because doing so might adversely affect our client’s rights relating to the security, including our ability to sell the securities for a specific time period.

ERISA Fiduciary Accounts
As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, Madison is required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that Madison’s investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1. If the Contracts expressly preclude Madison from voting proxies, then the Trustee must vote proxies attributable to its ERISA client’s accounts.
2. On the other hand, if the Contracts are silent or simply state that Madison “may” vote proxies, then it is its fiduciary duty to affirmatively vote under ERISA.

ERISA requires Madison, when it is responsible for voting proxies:
1. To maintain voting records for review by the named fiduciary of the plan; and
2. Ensure that the custodian (or plan Trustee, as the case may be) forwards to Madison all proxies received so that Madison may vote them in a timely manner.

Madison’s general policy is to vote all ERISA plan proxies received in the same manner as Madison vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting
Madison must keep any written documents (including email) Madison prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for its decision). As noted above, Madison need not keep a copy of the actual proxy statements Madison received if they are available on the SEC’s EDGAR database.

Madison must keep in the applicable client file records of written client requests for proxy voting information. Madison must, of course, also keep a copy in the client file of any of its written responses to clients who asked for such information either in writing or orally.

Madison retained the services of ProxyEdge to maintain the records of the proxy votes Madison cast on behalf of clients. To the extent Madison votes any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

Practical and Logistical Matters
Equity proxies are generally distributed by Matt Hayner to the portfolio manager/analyst primarily responsible for research with respect to any particular company or, in the case of conflicted proxies, to the CCO in order to obtain information from Glass Lewis. Voting directions are provided by such individuals and returned to him. Voting decisions are documented by e-mail to the “Proxies” e-mail group by the individual making the proxy decision and hard copies maintained in Matt Hayner’s office as a cross-reference on how and what the firm is voting. Decisions are communicated to Operations for entry into Proxy Edge. Matt Hayner also provides the voting decisions via e-mail to individuals with proxy voting responsibilities at the Madison Scottsdale and Concord offices for consideration by portfolio managers in those offices.

Separate Provisions Regarding NorthRoad Capital Management Voting Recommendations
In the absence of specific voting guidelines from the client, NorthRoad will vote proxies in the best interests of each particular client. NorthRoad’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on NorthRoad’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities. The firm retained an independent their party proxy voting service (Egan Jones) to provide voting recommendations for securities held in client accounts. Although NorthRoad considers the rationale behind and the recommendations made by the service, such recommendations are not binding unless the firm has a conflict of interest. Having considered the recommendations of the proxy voting service:

1.	NorthRoad will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

2.	NorthRoad will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

3.	In reviewing proposals, NorthRoad will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

4.	NorthRoad may determine that voting a proxy is not in the client’s best interest based on cost or other factors, including the potential that, by voting, the liquidity of the client’s investment may be impaired.

Last updated September 2011

PART C
OTHER INFORMATION

Madison Mosaic Equity Trust

Item 23. Exhibits

          See “Exhibit Index.”

Item 24. Persons Controlled by or Under Common Control With Registrant

          None.

Item 25. Indemnification

          The Registrant maintains a Directors and Officers Errors and Omissions Policy that covers the officers and Trustees of the Registrant as well as the officers and directors of the Registrant’s advisor and its affiliates (referred to as an “Insured” or the “Insureds”). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured’s office.

          Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to any provision of the Registrant’s Declaration of Trust, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

          The investment adviser for the Investors, Mid-Cap, Disciplined Equity, Dividend Income and NorthRoad International Funds series of the Registrant is Madison Investment Advisors, LLC (“MIA”). The investment adviser for the Madison Institutional Equity Option Fund series of the Registrant is Madison Asset Management, LLC (“MAM”). MIA is a wholly owned subsidiary of MAM, and Madison Investment Holdings, Inc. (“MIH”) owns 100% of the voting interests of MAM. MIA and MAM are collectively referred to herein as the “Investment Adviser.” See the section in Part A entitled “Management” for a more complete description.

          To the best of Registrant’s knowledge, none of the officers and directors of the Investment Adviser is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years (other than their association with MIH and its affiliates). See the section in Part B entitled “Management of the Fund – Management Information” for more information regarding the officers and directors of the Investment Adviser. Also refer to Part I of the Investment Adviser’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC.

Item 27. Principal Underwriter

a.	Mosaic Funds Distributor, LLC (“MFD”), a registered broker-dealer, is the principal distributor of Registrant’s shares. MFD does not act as principal underwriter, distributor, depositor or investment adviser for any investment company other than Registrant, MEMBERS Mutual Funds, the Ultra Series Fund, and Madison Mosaic Government Money Market, Tax-Free and Income Trusts. The principal business address for MFD is 550 Science Drive, Madison, WI 53711. MFD is a wholly owned subsidiary of MIH.
b.	The officers and directors of MFD are as follows:

Name and Principal	Positions and Offices	Positions and Offices
Business Address	with the Underwriter	with Registrant
W. Richard Mason(1)	General Securities Principal, Chief	Chief Compliance Officer,
	Compliance Officer and Financial	Corporate Counsel and Assistant
	Operations Principal	Secretary

Pamela M. Krill(2)	General Counsel and Chief Legal	General Counsel, Chief Legal
	Officer	Officer and Assistant Secretary

Elizabeth A. Dettman(2)	Corporate Accountant	None

Lydia R. Kiebzak(2)	Branch Manager	None

Frank E. Burgess(2)	President of Sole Member(3)	Trustee and Vice President

(1)	The principal business address of this person is: 8777 North Gainey Center Drive, Scottsdale, AZ 85258.
(2)	The principal business address of these persons is: 550 Science Drive, Madison, WI 53711.
(3)	Mr. Burgess is the President of MIH, which is the sole member of MFD.

c.	There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28.  Location of Accounts and Records

           The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by:

a.	Madison Investment Advisors, LLC
550 Science Drive
Madison, WI 53711

b.	Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711

c.	Mosaic Funds Distributor, LLC
8777 North Gainey Center Drive, Suite 220
Scottsdale, AZ 85258

d.	U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

e.	U.S. Bank, N.A.
1555 North River Center Drive, Suite 302,
Milwaukee, WI 53212

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on the 16th day of December, 2011.

Madison Mosaic Equity Trust

By:	/s/ Katherine L. Frank
Katherine L. Frank
President

     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signatures	Title	Date

/s/Katherine L. Frank	President (Principal Executive	December 16, 2011
Katherine L. Frank	Officer)

/s/Greg Hoppe	Treasurer (Principal Financial	December 16, 2011
Greg Hoppe	Officer)

*	Trustee	December 16, 2011
Frank E. Burgess

*	Trustee	December 16, 2011
Lorence D. Wheeler

*	Trustee	December 16, 2011
James R. Imhoff, Jr.

*	Trustee	December 16, 2011
Philip E. Blake

*By:	/s/ Pamela M. Krill
Pamela M. Krill
*Pursuant to Power of Attorney (see Exhibit (q) to this Registration Statement)

EXHIBIT INDEX
Filed
	Exhibit	Incorporated by Reference to	Herewith

(a)	Declaration of Trust, as amended and	Post-Effective Amendment (“PEA”) No. 19 to
	supplemented to date	this Form N-1A Registration Statement filed on
July 31, 1997

(b)	By-Laws, as amended and supplemented to	PEA No. 39 to this Form N-1A Registration
	date	Statement filed on March 1, 2010

(c)	Instruments Defining the Rights of Security	Incorporated by reference to the Declaration of
	Holders	Trust

(d.1)	Investment Advisory Agreement with Madison	PEA No. 43 to this Form N-1A Registration
	Investment Advisors, LLC (“MIA”) dated June	Statement filed on June 20, 2011
30, 2011 (all funds except MADOX)

(d.2)	Investment Advisory Agreement with Madison	PEA No. 30 to this Form N-1A Registration
	Asset Management, LLC (“MAM”) dated	Statement filed on May 1, 2006
March 30, 2006 (MADOX)

(d.3)	Investment Subadvisory Agreement between	PEA No. 43 to this Form N-1A Registration
	MIA and NorthRoad Capital Management,	Statement filed on June 20, 2011
LLC dated June 30, 2011

(e)	Distribution Agreement with predecessor to	PEA No. 21 to this Form N-1A Registration
	Mosaic Funds Distributor, LLC dated July 30,	Statement filed on February 26, 1999
1998 (as amended to change the name of the
distributor October 29, 1998)

(f)	Not Applicable

(g.1)	Custodian Agreement with Firstar Bank, N.A.	PEA No. 39 to this Form N-1A Registration
	(predecessor to U.S. Bank, N.A.) dated July 31,	Statement filed on March 1, 2010
2001

(g.2)	Amendment No. 1 to Custodian Agreement	PEA No. 30 to this Form N-1A Registration
	with U.S. Bank, N.A. dated March 1, 2006	Statement filed on May 1, 2006

(g.3)	Amendment No. 2 to Custodian Agreement	PEA No. 40 to this Form N-1A Registration
	with U.S. Bank, N.A. dated March 16, 2007	Statement filed on April 29, 2011

(g.4)	Amendment No. 3 to Custodian Agreement	PEA No. 39 to this Form N-1A Registration
	with U.S. Bank, N.A. dated September 29,	Statement filed on March 1, 2010
2009

(g.5)	Amendment No. 4 to Custodian Agreement		*
with U.S. Bank, N.A. dated July 1, 2011

(h.1.i)	Transfer Agency Agreement with U.S. Bancorp	PEA No. 39 to this Form N-1A Registration

Filed
		Exhibit	Incorporated by Reference to	Herewith

		Fund Services, LLC (“USBFS”) dated February	Statement filed on March 1, 2010
23, 2009

(h.1.ii)		Amendment No. 1 to Transfer Agency	PEA No. 40 to this Form N-1A Registration
		Agreement with USBFS dated November 30,	Statement filed on April 29, 2011
2010

(h.1.iii)		Amendment No. 2 to Transfer Agency		*
Agreement with USBFS dated July 1, 2011

(h.2)		Amended and Restated Services Agreement		*
with MIA dated February 15, 2012 (all funds
except MADOX)

(h.3)		Services Agreement with MAM dated March	PEA No. 30 to this Form N-1A Registration
		30, 2006 (MADOX)	Statement filed on May 1, 2006

(i)		Opinion and Consent of Sullivan & Worcester	Form 24F-2 filed on May 20, 1996
LLP dated May 20, 1996

(j)		Consent of Grant Thornton LLP	PEA No. 40 to this Form N-1A Registration
Statement filed on April 29, 2011

(k)		Not Applicable

(l)		Not Applicable

(m)		Not Applicable

(n)		Rule 18f-3 Multi-Class Plan		*

(o)		Reserved

(p.1)		Madison Investment Holdings, Inc., Madison	PEA No. 40 to this Form N-1A Registration
		Investment Advisors, LLC, Madison Asset	Statement filed on April 29, 2011
Management, LLC, Mosaic Funds Distributor,
LLC, and Madison Mosaic Equity Trust Code
of Ethics effective November 30, 2010

(p.2)		NorthRoad Capital Management, LLC Code of	PEA No. 41 to this Form N-1A Registration
		Ethics dated August 21, 2008	Statement filed on May 2, 2011

(q)		Powers of Attorney for each Trustee of	PEA No. 39 to this Form N-1A Registration
		Madison Mosaic Equity Trust	Statement filed on March 1, 2010

	X	Filed herewith.
	*	To be filed via amendment.